UNITED STATES
Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

Sun American Bancorp

(Name of Registrant as Specified In Its Charter)

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SUN AMERICAN BANCORP

9293 Glades Road
Boca Raton, Florida 33434

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 18, 2008

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To Our Stockholders:

Notice is hereby given that our annual meeting of stockholders will be held at our bank operations center located at 7300 Corporate Center Drive, Miami, Florida 33126 on Wednesday, June 18, 2008, at 9:00 a.m., E.D.T., for the following purposes:

1.

The election of three Class III directors to each serve for a term of three years, and until his respective successor is elected and qualified, as set forth in the accompanying proxy statement;

2.

To approve an amendment to our Amended and Restated 2005 Stock Option and Stock Incentive Plan to (i) increase the aggregate number of shares reserved for issuance under the plan from 1,600,000 to 2,000,000, and (ii) increase from 1,200,000 to 1,500,000 the number of shares reserved under the plan for grants of incentive stock options;

3.

To ratify the Board of Directors’ decision to engage Carr, Riggs & Ingram, LLC as independent auditors of the Company for the 2008 fiscal year; and

4.

To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Our board of directors is not aware of any other business to come before the annual meeting.

Stockholders of record as of the close of business on April 25, 2008 are entitled to notice of and to vote their shares by proxy or at the annual meeting.

By Order of the Board of Directors,

Michael E. Golden
President and Chief Executive Officer

Boca Raton, Florida

May 15, 2008

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

3

PROPOSAL 1 – ELECTION OF DIRECTORS

6

PROPOSAL 2 – APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED 2005
STOCK OPTION AND STOCK INCENTIVE PLAN

24

PROPOSAL 3 – RATIFICATION OF THE BOARD OF DIRECTOR’S DECISION TO ENGAGE CARR,
RIGGS & INGRAM, LLC AS INDEPENDENT AUDITORS FOR THE 2008 FISCAL YEAR

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STOCKHOLDER PROPOSALS

34

ANNUAL REPORT

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APPENDIX A - AMENDED AND RESTATED 2005 STOCK OPTION AND STOCK INCENTIVE PLAN

A-1

ANNUAL MEETING OF STOCKHOLDERS
OF
SUN AMERICAN BANCORP

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PROXY STATEMENT

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Our board of directors solicits the accompanying proxy for use at our annual meeting of stockholders to be held on Wednesday June 18, 2008, at 9:00 a.m., E.D.T., at our bank operations center located at 7300 Corporate Center Drive, Miami, Florida 33126 and at any adjournment or postponement thereof.

The approximate date that this proxy statement and the enclosed form of proxy are first being sent or given to our stockholders is May 15, 2008. Our corporate headquarters are located at 9293 Glades Road, Boca Raton, Florida 33434 and our telephone number is (561) 544-1908.

Throughout this proxy statement, unless the context indicates otherwise, when we use the terms “the Company”, “we,” “our” or “us,” we are referring to Sun American Bancorp and its subsidiary Sun American Bank.

ABOUT THE ANNUAL MEETING

What are the purposes of the annual meeting?

At the annual meeting, stockholders will vote on: (i) the election of three Class III directors, as more fully described in Proposal 1 below; (ii) the amendment to our Amended and Restated 2005 Stock Option and Stock Incentive Plan, referred to as the Plan in this proxy statement, to increase the aggregate number of shares reserved for issuance under the Plan from 1,600,000 to 2,000,000 and increase from 1,200,000 to 1,500,000 the number of shares reserved under the Plan for grants of incentive stock options; (iii) to ratify the Board of Directors’ decision to engage Carr, Riggs & Ingram, LLC as independent auditors of the Company for the 2008 fiscal year; and (iv) such other business as may properly come before the annual meeting or any postponement or adjournment thereof. Our board of directors is not aware of any matters that will be brought before the annual meeting, other than procedural matters, that are not referred to in the enclosed notice of the annual meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 25, 2008, are entitled to receive notice of the annual meeting and to vote shares of common stock held as of the record date at the annual meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Please note that if you hold shares in “street name” (that is, through a broker or other nominee) and plan to attend and vote in person at the annual meeting, you will need to bring evidence of your stock ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the annual meeting will constitute a quorum. As of the record date, 10,353,851 shares of our common stock, $.025 par value per share, held by 650 stockholders of record, were issued and outstanding. Proxies received, but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the annual meeting. A broker non-vote occurs when shares held by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner of the shares.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you directed. If you are a stockholder of record and you attend the annual meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the annual meeting will need to obtain a proxy card from the institution that holds their shares as a holder of record.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your signed proxy, you may revoke your proxy and change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the annual meeting in person and so request, although attendance at the annual meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Our board of directors unanimously recommends that stockholders vote for: (i) the election of the three nominees for the Class III directors named herein, as more fully described in Proposal 1 below; for (ii) approval of the amendment to our Amended and Restated 2005 Stock Option and Stock Incentive Plan to increase the aggregate number of shares reserved for issuance under the plan from 1,600,000 to 2,000,000, and increase from 1,200,000 to 1,500,000 the number of shares reserved under the Plan for grants of incentive stock options, as more fully described in Proposal 2 below; and (iii) ratification of the Board of Directors’ decision to engage Carr, Riggs & Ingram, LLC as independent auditors of the Company for the 2008 fiscal year.

If your proxy card is properly executed and received in time for voting, and not revoked, such proxy card will be voted in accordance with your instructions marked on the proxy card. In the absence of any instructions or directions to the contrary, persons named in the enclosed proxy will vote all shares of common stock for the approval of proposals stated above.

The board does not know of any other matters other than the proposals set forth above that may be brought before the annual meeting or any postponement or adjournment thereof. In the event that any other matters should come before the annual meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

In particular, the enclosed proxy confers discretionary authority to vote with respect to the following matters that may come before the annual meeting or any postponement or adjournment thereof: (i) matters of which we have not received notice by March 27, 2008; (ii) approval of the minutes of the prior meeting if such approval does not amount to ratification of the action or actions taken at that meeting; (iii) any proposal omitted from the proxy statement and form of proxy pursuant to Rules 14a-8 and 14a-9 of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act in this proxy statement; and (iv) matters incident to the conduct of the annual meeting or any postponement or adjournment thereof. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast. Any other matter that may properly come before the annual meeting must be approved by the affirmative vote of a majority of the shares entitled to vote and present or represented by proxy at the annual meeting.

Under the General Corporation Law of the State of Delaware, referred to as the Delaware law in this proxy statement, an abstention from voting on any proposal will have the same legal effect as an “against” vote, except election of directors, where an abstention has no effect under plurality voting. Broker non-votes will not count as votes on any other matter that may properly come before the annual meeting.

Who pays for the proxy solicitation?

We will pay the cost of the proxy solicitation, including the cost of preparing, printing and mailing the notice of the annual meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to beneficial owners of our common stock and to request authority for the execution of proxies. We may reimburse such persons for their reasonable expenses incurred in connection with these activities.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the record date, there were 10,353,851 shares of common stock issued and outstanding. Unless otherwise noted below, and subject to applicable community property law, to our knowledge, each person has sole voting and investment power over the shares shown as beneficially owned by them. The number of shares beneficially owned by each stockholder is determined under rules and regulations promulgated by the Securities and Exchange Commission. The information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or other convertible securities or rights held by that person that are shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The same shares may be beneficially owned by more than one person. The following table shows, as of the record date, the number of shares of common stock beneficially owned by: (i) each of our directors and nominees for director; (ii) our chief executive officer, our chief financial officer and our three other most highly compensated executive officers (the “Named Executive Officers”); (iii) all of our directors, nominees for director and executive officers as a group; and (iv) each person known by us to beneficially own more than 5% of any class of our outstanding voting securities.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Named Executive Officers
James F. Partridge	139,242	(2)	1.3%
Nelson Famadas	153,526	(3)	1.5%
Michael E. Golden	343,005	(4)	3.3%
Leonard F. Marinello	139,351	(5)	1.3%
Stephen L. Perrone	201,038	(6)	1.9%
Michael F. Rosinus	228,450	(7)	2.2%
Alberto Valle	254,584	(8)	2.5%
Alfredo M. Barreiro	26,800	(9)	*
Robert K. Garrett	28,110	(10)	*
Robert L. Nichols	49,786	(11)	*
William T. Ross	17,850	(12)	*
All directors and executive officers as a group (11 persons)	1,581,742	(13)	15.3%
More than 5% Holders
Beach Bank Liquidating Trust. c/o Boies, Schiller & Flexner LLP 100 Southeast 2nd Street, Suite 2800 Miami, Fl. 33131	1,239,564	(14)	12.0%
Second Curve Capital, LLC 200 Park Avenue, Suite 3300 New York, NY 10116	750,000	(15)	7.2%
JGD Management Corp. c/o York Capital Management 767 Fifth Avenue, 17th Floor New York, NY 10153	1,955,750	(16)	18.9%

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class
York Global Value Holdings, LLC c/o York Capital Management 767 Fifth Avenue, 17th Floor New York, NY 10153	1,072,500	(17)	10.4%
York Investment Limited c/o York Capital Management 767 Fifth Avenue, 17th Floor 390 Park Avenue New York, NY 10022	704,450	(18)	6.8%

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*

less than 1%

(1)

Unless otherwise provided, the address of each beneficial holder listed above is c/o Sun American Bancorp, 9293 Glades Road, Boca Raton, Florida 33434.

(2)

Includes options to purchase 73,040 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 58,000 shares of common stock, which are not exercisable within 60 days of the record date.

(3)

Includes 15,177 shares of common stock owned by Mr. Famadas’ wife, over which Mr. Famadas has voting and dispositive power, and options to purchase 74,020 shares of common stock held by Mr. Famadas, which are exercisable within 60 days of the record date. Excludes options to purchase 58,000 shares of common stock, which are not exercisable within 60 days of the record date.

(4)

Includes options to purchase 151,600 shares of common stock and other securities exercisable into 33,332 shares of common stock which are exercisable within 60 days of the record date. Includes 54,400 shares of restricted stock. Excludes options to purchase 152,000 shares of common stock, which are not exercisable within 60 days of the record date and

(5)

Includes options to purchase 73,220 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 58,000 shares of common stock, which are not exercisable within 60 days of the record date.

(6)

Includes 79,898 shares of common stock held by the John L. Avant Family Trust, 400 shares of common stock held by Sefko Capital Ltd., 19,560 shares of common stock held by Seven Hills Investments, LLC, over which Mr. Perrone has sole voting power and shared investment power, 6,486 shares of common stock held by Brickell Bay Management Inc., over which Mr. Perrone has sole voting power, 19,914 shares of common stock held in Mr. Perrone’s IRA and options to purchase 72,980 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 58,000 shares of common stock, which are not exercisable within 60 days of the record date. Includes other securities exercisable into 800 shares of common stock, which are exercisable within 60 days of the record date.

(7)

Includes 136,500 shares of common stock held by Rosinus Financial Fund LP, over which Mr. Rosinus has shared voting and investment power, Class F warrants to purchase 79,950 shares of common stock, which are exercisable within 60 days of the record date and options to purchase 12,000 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 58,000 shares of common stock, which are not exercisable within 60 days of the record date.

(8)

Includes 50,590 shares of common stock held by Athlone N.V., 40,000 common shares held by BMC Development at Woods Walk, Inc., 59,574 common shares held by Nivesa Corporation, N.V. and 10,600 common shares held by V.L. Petrone, collectively which Mr. Valle has shared voting power. Includes warrants to purchase 20,000 securities exercisable into common shares held by BMC Development at Woods Walk, Inc. over which Mr. Valle has shared voting power. Includes options to purchase 73,820 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 58,000 shares of common stock, which are not exercisable within 60 days of the record date.

(9)

Includes options to purchase 25,600 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 32,800 shares of common stock, which are not exercisable within 60 days of the record date.

(10)

Includes option to purchase 24,160 shares of common stock and includes other securities exercisable into 1,200 shares of common stock, all of which are exercisable within 60 days of the record date. Excludes options to purchase 50,736 shares of common stock, which are not exercisable within 60 days of the record date.

(11)

Includes options to purchase 42,000 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 68,000 shares of common stock, which are not exercisable within 60 days of the record date.

(12)

Includes options to purchase 13,600 shares of common stock, which are exercisable within 60 days of the record date. Excludes options to purchase 30,400 shares of common stock, which are not exercisable within 60 days of the record date.

(13)

Includes options to purchase 636,040 shares of common stock and other securities exercisable into 135,282 shares of common stock beneficially owned by the directors and Named Executive Officers, all of which are exercisable within 60 days of the record date. Excludes options to purchase 671,040 shares of common stock owned by directors and Named Executive Officers.

(14)

Includes 1,131,099 shares of common stock for which Michael Kosnitzky is the trustee and shareholder representative. Also includes 108,465 shares of common stock issued directly to Michael Kosnitzky.

(15)

Includes 312,500 shares of common stock and Class F warrants to purchase 156,250 shares of common stock, which are exercisable within 60 days of the record date, owned by Second Curve Partners, LP, over which Second Curve Capital, LLC has voting and dispositive power and includes Class F warrants to purchase 93,750 shares of common stock, which are exercisable within 60 days of the record date.

(16)

178,800 shares of common stock (which consists of (i) 119,200 shares of common stock and (ii) warrants to purchase 59,600 shares of common stock) directly owned by York Capital Management, L.P.; 704,450 shares of common stock (which consists of (i) 471,500 shares of common stock and (ii) warrants to purchase 232,950 shares of common stock) directly owned by York Investment Limited; and 1,072,500 shares of common stock (which consists of (i) 715,000 shares of common stock and (ii) warrants to purchase 357,500 shares of Common Stock) directly owned by York Global Value Partners, L.P.  All of the warrants are exercisable within 60 days of the record date.  These amounts are current as of December 31, 2007, based on the Schedule 13G filed with the SEC on February 14, 2008.  As reported in such Schedule 13G, the general partners of York Capital Management, L.P and York Global Value Partners, L.P and the manager of York Investment Limited have delegated certain management and administrative duties of such funds to JGD Management Corp. Accordingly, JGD may be deemed to have beneficial ownership over the shares of common stock owned by such entities.

(17)

Includes Class F warrants to purchase 357,500 shares of common stock, which are exercisable within 60 days of the record date.

(18)

Includes Class F warrants to purchase 232,950 shares of common stock, which are exercisable within 60 days of the record date.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation, in conjunction with our Amended and Restated Bylaws, provide that the number of directors constituting the board of directors shall be not less than five nor more than twenty-five with the exact number of directors to be fixed from time to time exclusively by resolution passed by a majority of our board of directors. The board has set the number of directors at seven. In accordance with our Amended and Restated Certificate of Incorporation, our board of directors is divided into three classes, designated Classes I, II and III, which are to be comprised of a number of directors as nearly equal in number as possible. Each director elected at the annual meeting will serve for a three-year term and until his respective successor has been duly elected and qualified or until the director’s resignation or removal. As a result, each year approximately one-third of our directorship is subject to re-election, providing for additional stability and continuity.

Based upon the recommendation of the Compensation Committee, the independent members of the board of directors have nominated each of Messrs. Golden, Partridge and Valle to be elected as directors at the annual meeting. We expect that our director nominees will be available for election, but if any of them should become unavailable to stand for election at any time before the annual meeting, the proxies may be voted for a substitute nominee selected by the independent members of the board of directors.

Information regarding directors and director nominees and their ages as of the record date is as follows:

Name	Age	Title/Position	Director Since	Present Term Expires	Class
Nominees
Michael E. Golden	64	Director, President and Chief Executive Officer	2002	2008	III
James F. Partridge	79	Chairman of the Board	2000	2008	III
Alberto Valle	69	Director	2000	2008	III
Directors Remaining in Office
Leonard F. Marinello	68	Director	2000	2009	I
Michael F. Rosinus	49	Director	2005	2009	I
Nelson Famadas, Ph. D	59	Vice Chairman of the Board	2002	2010	II
Stephen L. Perrone	64	Director	2001	2010	II

The business experience for the past 5 years, unless otherwise indicated, of each member of the board of directors and each nominee is set forth below.

James F. Partridge: Mr. Partridge has been Chairman of the board of directors since April 2000. He also has been a director of Sun American Bank since April 2000. He retired as President of Visa International, Latin America and Caribbean Region, on June 30, 1999 after serving in a variety of capacities since 1978. Mr. Partridge initially joined the management team of Visa International as Vice President in charge of the Development Division for the Western United States, Latin America and Asia-Pacific.

Nelson Famadas, Ph.D. Dr. Famadas has been our director and Vice Chairman since May 2002. He also has been a director of Sun American Bank since February 2002. He has served as Chairman and Chief Executive Officer of Gables Holding Corporation, a real estate development company, since 1991. He serves on the board of directors of various civic and charitable organizations both in Puerto Rico and Florida. He is also a member of the board of directors of a community-based home healthcare agency, as well as of two non-profit hospitals. He is presently an Adjunct Professor at Florida International University’s School of Business Administration, lecturing in Operations Management.

Michael E. Golden: Mr. Golden has been our director since March 2002 and President and Chief Executive Officer since June 2002. He also has been Chairman of the Board and Chief Executive Officer of Sun American Bank since August 2005 and its President since January 2007. He has been in the investment banking/securities business for over 25 years. He was a Senior Vice President in sales and management at Smith Barney from 1979 to 1989. In 1989, he founded a securities firm, First Colonial Securities Group, which grew nationwide to 25 offices and 200 retail brokers specializing in asset management and investment banking. Mr. Golden worked at First Colonial Securities Group until March 2001 and acted as a private investor from March 2001 until April 2002 and as a private securities broker from April to June 2002. He also has been on the board of directors of other banks and industrial companies. He is currently Chairman of the Kid Academy, a child-learning center that he founded in 1987. He is a graduate of Temple University and earned a Bachelor of Arts degree, majoring in Accounting and Economics.

Leonard F. Marinello: Mr. Marinello has been our director since April 2000. He also has been a director of Sun American Bank since April 2000. He is founder, President and Chief Executive Officer of Allied Plating Supplies, Inc., a company engaged in the metal finishing business located in Hialeah, Florida, which was formed in 1957. He was a director of Commercial Trust Bank from 1988 to 1993. During his tenure at Commercial Trust Bank, he was an active member of its Loan and Audit Committees. He also has served as a director of several privately held companies, including Allied Plating Supplies, Inc. (Chairman), Arch Drain Block Co. (Chairman), Brick Oven Pizzaria and Royal Sport, Inc. He is a graduate of the University of Miami, where he received a Bachelor’s Degree in Finance.

Stephen L. Perrone: Mr. Perrone has been our director since September 2001. He also has been a director of Sun American Bank since September 2001. He is founder and President of Brickell Bay Capital Group, a private investment firm, which was formed in 1996. Prior to founding Brickell Bay Capital Group, he was a partner with the law offices of Shutts & Bowen in Miami, Florida, where he began his legal career in 1968. He is also a Florida Certified Public Accountant. He has been active in numerous civic and community organizations and is a past board member of the Archdiocese of Miami Education Foundation and Gulliver School.

Michael F. Rosinus: Mr. Rosinus has been our director since November 2005. He also has been a director of Sun American Bank since March 2006. He has been the managing partner of Rosinus Financial Fund, L.P. since January 2006. He was a portfolio manager at Tiedeman Investment Group and a general partner in Tiedeman Rosinus LP from 1998 to 2006.

Alberto Valle: Mr. Valle has been our director since September 2001. He also has been a director of Sun American Bank since September 2001. He has been a Vice President at BMC Development at Woods Walk, Inc. since 1987. He was employed by Athlone of Florida, Inc. from 1987 to 2002. He was a director of Commercial Trust Bank from 1988 to 1993. He also served as Vice President and Lending Officer for Commercial Bank and Trust from 1985 to 1988. He attended the Havana Institute in Havana, Cuba where he received a Bachelor of Science Degree.

The business experience for the past 5 years, unless otherwise indicated, of our executive officers who are not also directors, is set forth below.

Alfredo M. Barreiro: Mr. Barreiro, age 40, has been the Chief Operating Officer of our Company since June 2004 and an Executive Vice President of Sun American Bank since June 2005 and the Chief Operating Officer of Sun American Bank since 2003. He was the Chief Financial Officer and Controller of our Company and Sun American Bank from 2002 to 2003. He was the Chief Financial Officer of Union Credit Bank in Miami, Florida from 2001 to 2002. He was the Vice President and Controller of Sofisa Bank of Florida from 1999 to 2001. He was the Controller of Florida International Bank from 1997 to 1999 and the Assistant Controller from 1995 to 1997. He started his banking career with Banco Latino International as an Accounting Assistant and Assistant Treasurer. He is a graduate of Florida International University where he received a Bachelor’s of Business Administration Degree in Finance and Miami Dade Community College where he received an Associate of Arts Degree in Economics.

Robert K. Garrett: Mr. Garrett, age 46, has been an Executive Vice President since June 2005 and the Chief Lending Officer of Sun American Bank since 2000. He was the Vice President of Commercial Lending for Intercontinental Bank, Totalbank and Eastern National Bank in Miami, Florida. He started his banking career with Commercial Bank & Trust Company in Miami, Florida in 1980. He received a Commercial Lending Diploma from the American Institute of Banking and is a graduate of Florida International University where he received a Bachelor’s in Arts Degree in Finance.

Robert L. Nichols: Mr. Nichols, age 49, has been the Chief Financial Officer of our Company since April 2004 and the Secretary since January 2007. He also has been the Chief Financial Officer of Sun American Bank since April 2004 and President of its Executive Committee since June 2005. He was the Chief Financial Officer for the Private Banking business in the United States for the Royal Bank of Canada in Miami, Florida from September 2002 to April 2004 and also developed an Investment Advisory business for the Royal Bank of Canada since he relocated to Miami, Florida in 1997. He was the Managing Director of the Royal Bank of Canada’s International Investment Management and Trust business in Barbados from 1991 to 1997. He managed a Branch Audit function and then the Corporate Accounting department of Royal Trust from 1986 to 1991. He spent five years in public accounting with Ernst & Young LLP in Canada. He is a graduate of the University of Toronto where he received a Bachelor’s of Commerce Degree. He earned a Chartered Accountant (Canada) designation in 1984.

William T. Ross: Mr. Ross, age 58, has been the Executive Vice President, Sales and Service of Sun American Bank since June 2005. From February 2005 to June 2005, Mr. Ross was Vice President, Sales and Service of Sun American Bank. He has been in the financial services industry for over 31 years. He was a market executive for RBC Centura Bank from July 2003 to January 2005. He was a Senior Manager in sales and service management for Bank of Montreal and Harris Trust from January 1975 to June 2003. In 1997, he assumed responsibility for coordinating the expansion efforts of Bank of Montreal/Harris Bank in the Florida market.

COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors has established an Audit Committee and a Compensation Committee, each of which is briefly described below. The board of directors does not have a separate standing Nominating Committee, but the Compensation Committee fulfills the function of the Nominating Committee.

Audit Committee

The Audit Committee assists the board of directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The Audit Committee reviews the scope of independent audits and assesses the results. The Audit Committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The Audit Committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The Audit Committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors periodically meet with the Audit Committee and always have unrestricted access to the Audit Committee. The Audit Committee, which currently consists of Messrs. Famadas, Perrone, Rosinus and Valle, met 12 times in 2007. The board of directors has determined that each of Messrs. Famadas, Perrone, Rosinus and Valle is independent under the standards of independence of the Marketplace Rules of the Nasdaq Stock Market, and Rule 10A-3 of the Exchange Act and that Mr. Famadas qualifies as an “audit committee financial expert” as defined under Item 407 of Regulation S-K.

Compensation Committee

The Compensation Committee administers incentive compensation plans, including stock option plans, and advises the board of directors regarding employee benefit plans. The Compensation Committee establishes the compensation structure for our senior management, approves the compensation of our senior executives, and makes recommendations to the independent members of the board of directors with respect to compensation of the Chief Executive Officer. The Compensation Committee advises and makes recommendations to the board of directors on all matters concerning directorships, including the selection of candidates as nominees for election as directors and committee membership. The Compensation Committee is responsible for developing corporate governance policies. The Compensation Committee also recommends potential successors for key management. The Compensation Committee, which currently consists of Messrs. Famadas, Perrone and Rosinus, met 5 times in 2007. The board of directors has determined that each of Messrs. Famadas, Perrone and Rosinus is independent under the standards of independence of the Marketplace Rules of the Nasdaq Stock Market and is a non-employee director as defined in Rule 16b-3(b)(3) of the Exchange Act and “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986.

INDEPENDENCE OF THE BOARD OF DIRECTORS

The board of directors has determined that each of Messrs. Famadas, Marinello, Partridge, Perrone, Rosinus and Valle is independent under the standards of independence of the Marketplace Rules of the Nasdaq Stock Market. As a result, a majority of the members of the board of directors are independent as required by the Marketplace Rules of the Nasdaq Stock Market. In making its determination, the board of directors considered the lack of relationships or transactions between us and these independent directors.

CODE OF CONDUCT AND ETHICS

We have established a Code of Conduct and Ethics that applies to all of our directors, officers and employees. We have also established a Code of Ethics for our chief executive officer and senior financial officers including our principal financial officer, principal accounting officer or controller, if any, or persons performing similar functions. A copy of the Code of Ethics for Senior Financial Officers is available on our website at: www.sunamericanbank.com.

We intend to disclose any amendments to or waivers from our Code of Ethics applicable to any of our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website at: www.sunamericanbank.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2007, the Compensation Committee consisted of Messrs. Perrone, Famadas and Rosinus. No person who served as a member of the Compensation Committee during fiscal 2007 was a current or former officer or employee of the Company or engaged in certain transactions with us or Sun American Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during fiscal 2007, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Compensation Committee of our Company.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation of our non-employee directors during fiscal 2007.

Name (1)	Fees Earned or Paid in Cash($)	Option Awards ($) (2) (3) (4)	Total($)
James F. Partridge	$46,000	$88,500	$134,500
Nelson Famadas	54,500	88,500	143,000
Leonard F. Marinello	44,500	88,500	133,000
Stephen L. Perrone	54,500	88,500	143,000
Michael F. Rosinus	36,000	88,500	124,500
Alberto Valle	47,000	88,500	135,500

———————

(1)

Michael E. Golden, our director, President and Chief Executive Officer, did not receive any compensation during fiscal 2007 for serving on our board of directors.

(2)

During 2007, options were granted at an exercise price of $13.08 per share. At December 31, 2007 the closing price of our common stock was $3.73 per share. However, for accounting purposes, the Company uses the “Black Scholes fair value method”, to value each stock option awarded to each of our non-employee directors.  On the date of grant that value was $4.43 per option. No modification, amendment or re-pricing of the option exercise price was conducted. No dividends or other earnings were paid on stock option awards during the year.

(3)

On December 31, 2007, the following represents the aggregate number of option awards outstanding for each of the above named directors: (i) Mr. Partridge – 101,040; (ii) Mr. Famadas – 102,020; (iii) Mr. Marinello – 101,220; (iv) Mr. Perrone – 100,980; (v) Mr. Valle – 101,820; (vi) Mr. Rosinus – 40,000.

On January 3, 2008, each non-employee director was awarded options to purchase 30,000 shares of our common stock at an exercise price of $3.60 per share, which was the closing price of our common stock on that date. These awards were granted in accordance with our Amended and Restated 2005 Stock Option and Stock Incentive Plan. These awards were granted for service to be performed during the 2008 fiscal year.

(4)

Represents the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123R. Assumptions made in the computation of stock-based compensation expense with respect to fiscal year 2007 are described in Note 12 of the Notes to Consolidated Financial Statements, included in the Company’s Form 10-K for each of the years ended December 31, 2007 and 2006.

Non-employee director compensation for the 2007 fiscal year consisted of a monthly retainer for each director and a grant of stock options. The amount of the monthly retainer varied by director as noted above and was allocated based upon the number and value of board committee assignments in which each director participated. In addition, each non-employee director was granted an equal allotment of stock options, each granted with the same terms and conditions, during the year. No distinction was made between the various board and committee related assignments in determination of the stock option award for each director during the 2007 fiscal year.

MEETINGS OF THE BOARD OF DIRECTORS

In 2007, the board of directors held 9 meetings. In 2007, each director attended more than 75% of the aggregate of: (i) the number of meetings of the board of directors held during the period he served on the board; and (ii) the number of meetings of committees of the board of directors held during the period he served on such committees.

DIRECTOR NOMINATION PROCESS

General Information. We do not have a separate standing Nominating Committee of the board of directors. The Compensation Committee performs the function of a nominating committee and is responsible for, among other matters, determining the board member qualifications needed to strengthen and balance the board of directors, establishing criteria for selecting new directors, recommending nominees for director and recommending directors for membership on various committees of the board of directors for consideration of the full board.

Consideration of Director Candidates Recommended or Nominated by Stockholders. The Compensation Committee will consider properly submitted stockholder recommendations of director candidates. A stockholder who wishes to recommend a prospective director nominee should send a letter to the Chairman of the Compensation Committee at: 9293 Glades Road, Boca Raton, Florida 33434. Such letter must be signed and dated and the following information must be included in or attached to the letter:

•

name and address of the stockholder making the recommendation;

•

proof that the stockholder was the stockholder of record, and/or beneficial owner, of the common stock as of the date of the letter;

•

the name, address and resume of the recommended nominee;

•

all other information regarding the stockholder nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

•

written confirmation executed by the proposed nominee to serve as a director if so nominated and elected.

The deadline for submitting the letter recommending a prospective director nominee for next year’s annual meeting of stockholders is January 8, 2009, provided the stockholder making the recommendation would like the Compensation Committee to consider recommending such candidate to the independent members of the board of directors for inclusion in the proxy materials for the next year’s annual meeting of stockholders.

Director Qualifications. In order to be considered for nomination for director, a candidate must meet the following criteria:

•

the director must be a natural person over 21 years of age;

•

the director should have high-level business experience;

•

the director should have knowledge about the issues affecting our business and the industry in which we operate;

•

the director should have high moral character and share our values; and

•

the director should have sufficient time to devote the director’s energy and attention to the diligent performance of the director’s duties, including, but not limited to, review of our documents, SEC filings and other materials and the attendance of the board of directors and committee meetings, as applicable.

Additional special criteria apply to directors being considered to serve on a particular committee of the board of directors, including, but not limited to, the Audit Committee. For instance, the Compensation Committee will review whether the director nominee is independent.

Identifying and Evaluating Nominees for Director. The Compensation Committee assesses the appropriate size of the board of directors in accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, whether any vacancies on the board of directors are expected and which incumbent directors will stand for reelection at the next annual meeting of stockholders. If a vacancy is anticipated, or otherwise arises, the Compensation Committee considers candidates for director suggested by members of the Compensation Committee and other members of the board of directors, as well as management, stockholders and other parties, and makes recommendations to the independent members of the board of directors regarding proposed candidates to fill the vacancy. The Compensation Committee also has the authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for reelection as described below, there are no differences in the manner in which the Compensation Committee evaluates nominees for director, based on whether the nominee is recommended by a stockholder or any other party.

In the case of an incumbent director whose term of office expires, the Compensation Committee reviews such director’s service to us during the past term, including, but not limited to, the number of board of directors and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a member of the board of directors outlined above, including the director’s independence, as well as any special qualifications required for a member of a committee of the board of directors if such director serves on one or more committees of the board of directors and makes a recommendation regarding such director’s nomination for reelection to the full board of directors. When a member of the Compensation Committee is an incumbent director eligible to stand for reelection, such director does not participate in the discussion of his or her recommendation for nomination for reelection.

In the case of a new director candidate, the Compensation Committee will evaluate whether the nominee is independent and whether the nominee meets the qualifications for a member of the board of directors outlined above, as well as any special qualifications applicable to a member of a committee of the board of directors on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Compensation Committee determines whether it should interview the nominee, and if warranted, one or more members of the Compensation Committee interview the nominee in person or by telephone.

Upon completing the evaluation, and the interview in case of a new candidate, the Compensation Committee makes a recommendation to the independent members of the board of directors as to whether to nominate the nominee for election at the annual meeting of stockholders. Nonetheless, pursuant to the Employment Agreement between us and Michael Golden, our President and Chief Executive Officer, we have agreed to cause Mr. Golden to be nominated to the board of directors throughout the term of his employment agreement. See “Employment Contracts and Termination of Employment Arrangements” below for a more detailed description of the employment agreement.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee (the “Committee”) is responsible for discharging the responsibilities of the Board of Directors with respect to the compensation of directors and executive officers. The Committee sets performance goals and objectives for the chief executive officer and evaluates his performance with respect to achievement of these goals annually. The Committee sets the chief executive officer’s compensation based upon evaluation of his performance. The chief executive officer evaluates the performance of other of our executive officers and recommends compensation for them based upon the achievement of their goals. These performance evaluations are reviewed and ratified by the Committee annually. The Committee also periodically reviews director compensation. All decisions with respect to director and executive compensation are approved by the Committee and recommended to the full Board of Directors for ratification.

The Committee is responsible for approval and administration of all of our equity based compensation as outlined in our Amended and Restated 2005 Stock Option and Stock Incentive Plan (the “Plan”). The Committee approves all grants of restricted stock and stock options from the Plan to directors, executive officers and all levels of staff. The Committee periodically reviews all compensation and makes recommendations to the full Board of Directors when it believes modifications to the Plan are necessary. The Board of Directors approves all Plan changes, subject to shareholder approval when appropriate.

The Committee has reviewed and discussed the Compensation Discussion and Analysis for the company for the year ended December 31, 2007 with management. In reliance on the reviews and discussions with management, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in the required company filings with the Securities and Exchange Commission, including the proxy statement for the 2008 annual meeting.

Submitted by the Compensation Committee:

Stephen L. Perrone, Chairman
Nelson Famadas
Michael F. Rosinas

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Sun American Bancorp (the “Company”) has reviewed and discussed the audited consolidated financial statements of the Company and its subsidiary, Sun American Bank, with management of the Company and Crowe Chizek and Company LLC, independent public accountants for the Company for the year ended December 31, 2007. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States.

The Audit Committee has discussed with Crowe Chizek and Company LLC the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

The Audit Committee has received the written disclosures and confirming letter from Crowe Chizek and Company LLC required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with Crowe Chizek and Company LLC their independence from the Company.

Based on these reviews and discussions with management of the Company and Crowe Chizek and Company LLC referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2007 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement.

Submitted by the Audit Committee:

Nelson Famadas, Chairman
Stephen L. Perrone
Michael F. Rosinas
Alberto Valle

COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders may communicate issues or concerns regarding our business or the functions of the board of directors to the board of directors or individual members of the board of directors, including the Chairman of the Board’s Compensation Committee or Audit Committee, c/o the Secretary, Sun American Bancorp, 9293 Glades Road, Boca Raton, Florida 33434.

The Secretary will review all correspondence and will create a log of all correspondence received. The Secretary will periodically forward any correspondence received from a stockholder that deals with concerns regarding our business or with the functions of the board of directors or which the Secretary otherwise determines requires the attention of the board of directors, to the board of directors or to the member of the board of directors to whom the correspondence is addressed. Directors may at any time review the log of all correspondence received and request copies of any such correspondence. Concerns relating to questionable accounting, internal controls or auditing matters will be brought to the attention of the board of directors in accordance with the procedures established by the Audit Committee with respect to such matters and set forth in our Whistle Blower Policy.

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF STOCKHOLDERS

The board of directors has adopted a policy that a majority of our directors attend the annual meeting of stockholders. Directors Partridge, Golden, Marinello, Valle and Perrone attended last year’s annual meeting of stockholders held on June 15, 2007.

SUN AMERICAN BANCORP’S EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Our compensation process is designed to address both annual and longer term corporate objectives. We have been in a period of accelerated growth and change in recent years and our compensation processes have been designed to permit us to attract and retain highly skilled executive and management staff in our competitive market place.

Objectives of our Compensation Program

A primary objective of our compensation program is to attract and retain qualified, dedicated and responsive executives, directors and staff who are enthusiastic about our mission, strategic plan and culture. It is our objective to provide all employees with stock ownership in our Company, particularly to senior executives, to ensure that we align the activities of our executives with our strategic corporate goals over time. We strive to create a team environment with our compensation programs and to provide sufficient incentives and rewards to our directors, executives, and staff at all levels to motivate them to provide value added results to our stockholders and clients. In specific staff groups, such as our branch offices, we provide team based incentives to emphasize department goal achievement rather than personal performance.

What our Compensation Program is Designed to Reward

Our compensation program is designed to reward all participants who contribute toward the attainment of our strategic objectives both in the short term and as measured over longer time frames. In 2007, our objectives focused on growth of our business as measured by the opening of new branches, acquisitions and the improvement of our business infrastructure both administratively in areas such as compliance and loan administration and in client service areas in our branches. In 2007, we measured the achievement of our short term and long term objectives by setting targets for growth and measuring the growth in these items to target levels. The growth measures included targets for our total assets, loan and deposit balances and budgeted net income as defined in our business plan. In 2007, we focused on the attainment of growth measures because our Company was in a growth phase during that time. We expect to modify our objective measurements in the future as our Company’s growth moderates. We believe the attainment of our short term objectives positions our Company well to meet longer term stockholder value objectives.

In addition, we have designed our compensation program to reward both team work and individual performance toward the achievement of our short term and long term objectives. Toward this end, we set personal performance plans for each of our executive officers that are designed to meet our short term and long term objectives. Our Compensation Committee sets the performance goals for our chief executive officer. Our chief executive officer is charged with setting the performance goals of our other executives. The amount of individual reward levels is dependent upon the employees’ level of seniority and responsibility and contribution to the attainment of corporate business objectives.

Elements of our Compensation Program and Why they were Chosen

Our compensation program consists of elements that reward our executive officers immediately in the short term, as well as over time in the long term. The elements that reward our executive officers in the short term are cash-based and include the payment of a base salary, a bonus under our incentive bonus program and the payment of certain perquisites. The elements that reward our executive officers in the long term are stock-based and include the grant of options to purchase our common stock and the issuance of restricted shares of our common stock under the Plan.

Salary

One of the goals of our compensation program is to establish a base salary for each executive officer that is competitive to those of comparable peer companies in our industry and our local market place. We do not seek to pay the highest base salaries in our peer group, however, we believe that base salaries should be sufficiently competitive to attract and retain talented senior management. We consult various sources to identify adequate and competitive base salary levels, including industry surveys, feedback from recruiters and discussion with peer companies. The base salary level for our Chief Executive Officer is established annually by the Compensation Committee. Base salary for other executive officers is established by our Chief Executive Officer and ratified by the

Compensation Committee. In setting base salaries, our Chief Executive Officer considers the seniority and level of responsibility of each executive officer. We use an internally prepared position salary scale at all levels of the organization to determine minimum and maximum salary levels for each position or group of similar value positions.

Bonus

All of our executive officers are eligible to receive an annual bonus based on our incentive bonus program, which is designed to reward our executive officers for the attainment of both short term business and personal performance goals, which are established at the beginning of each fiscal year. We believe that the payment of bonus compensation based on personal and business goals is important to focus our executive officers on the achievement of short term corporate goals. Bonus compensation for our Chief Executive Officer is established by the Compensation Committee. Bonus compensation for our other executive officers is established by our Chief Executive Officer and ratified by the Compensation Committee and is subject to a pre-approved budget. The bonus levels are established based upon the seniority of the executive officer as determined by the position salary scale referred to above. The primary triggers for the attainment of business goals are the meeting of predetermined levels of net income, total assets, net loans and total deposits as well as target deposit rates. Discretion is permitted to pay full target bonus levels should we meet, exceed or attain within 15% of target levels. The attainment of personal performance goals is based on an assessment of the personal performance of the executive officer in helping to achieve our overall corporate goals.

Restricted Stock and Stock Option Awards

The Plan is the primary mechanism by which we offer long term incentives to our executive officers. All of our executive officers are eligible to receive grants of options to purchase our common stock and restricted shares of our common stock under the Plan. We use these forms of long term compensation to provide our executive officers with increased compensation over time for producing business results that add stockholder value. Our objective is to provide a long term incentive to our executive officers, in a tax efficient manner where possible, and to facilitate the retention of key executive officers by aligning the long term goals of our executive officers with those of our stockholders through a sustained, improved growth in the size of the bank as well as through a higher share price of our common stock over time.

Stock options issued under the Plan may be issued as either non-qualified options or incentive stock options. Incentive stock options are available only to our employees, including our executive officers, and have the potential to provide for preferential income tax treatment in certain circumstances. Shares of restricted stock also may be issued under the Plan.

Awards granted to our Chief Executive Officer are approved by our Compensation Committee. Awards granted to our other executive officers are recommended by our Chief Executive Officer and approved in full or modified prior to approval by our Compensation Committee. All awards granted under the Plan are ratified by our board of directors. The exercise price of all options to purchase our common stock is set at the closing price of our common stock on NASDAQ Global Markets Exchange on the date the awards are granted.

Although there is no specific formula to determine the exact amount of each award granted to each executive officer or any other employee, it is intended that the collective number of issued options to purchase our common stock and restricted shares of our common stock shall not exceed 15% of the total number of shares of our common stock issued and outstanding over time. The Compensation Committee and our Chief Executive Officer consider several factors in determining the amount of each award including:

•

Overall company performance in the past year;

•

Difficulty expected in achieving expected results in the coming year;

•

The level of performance of the individual in the past and their level of responsibility expected to contribute to achievement of future corporate and personal objectives;

•

Contribution as a member of the executive team;

•

The seniority of the position of our executive officers as measured through our internal position salary scale; and

•

The cumulative holdings of each of our executive officers.

In early 2007, we issued options to purchase shares of our common stock to all directors and full time employees, including executive officers, after our Chief Executive Officer, Compensation Committee and board of directors reviewed and considered the factors above. In 2007, the Compensation Committee approved the issuance of restricted shares of our common stock to Michael Golden, our director, President and Chief Executive Officer, in the amount of 20,000 shares. The grant was awarded to Mr. Golden for service to be performed during the 2008 fiscal year. Though all of our employees, including executive officers, are eligible to receive restricted shares of our common stock, it is the intention of the Compensation Committee to limit these awards to more senior executives.

Perquisites

We generally limit perquisites that we make available to executive officers to those that are available to all employees or are required for their efficient conduct of Company business.

We pay all of our executive officers a car allowance, which varies with the seniority of their position and the amount of travel that each is expected to undertake on behalf of the Company during the year. Executive officers are responsible for all costs associated with their vehicles and the car allowance is intended to approximately reimburse executive officers for the portion of these costs that relate to business usage.

We pay the annual premium on a personal life insurance policy on behalf of Michael Golden, our director, President and Chief Executive Officer. The amount of the premium is determined by the life insurance company based upon individual personal factors, but is subject to the limit of coverage approved by the Compensation Committee.

We rent an apartment in Miami, Florida to be used as needed by Mr. Golden, Robert Nichols, our Chief Financial Officer and Secretary, and William Ross, Executive Vice President, Sales and Service of Sun American Bank, in lieu of staying in hotels. The apartment is used when these executive officers are required to work in Miami rather than in Palm Beach County where each of these executives lives and the purpose behind their use is for business efficiency. The rent is $2,750 per month, which is believed to be less than the collective cost of hotel usage that would otherwise be required for these executive officers, particularly during busy tourist periods when reasonably priced hotel availability is limited.

Timing of Compensation Payments and Adjustments

Total annual compensation is determined based upon the results of each executive officer’s personal performance review at the end of each fiscal year. Base salary adjustments generally are made at the beginning of our fiscal year. Bonuses are approved and disbursed in the first pay of each new fiscal year. On occasion, salary or bonus adjustments could be made at any time during the fiscal year to recognize promotion or reward superior personal performance.

It is the intention of the Compensation Committee to grant awards under the Plan annually as early in each fiscal year as is practical, but the Compensation Committee seeks to avoid granting awards under the Plan when our directors and executive officers are aware of material non-public information that reasonably may be perceived to impact on the market price of our common stock. Generally, we do not time the granting of equity compensation awards around the release of this type of information. The grants of awards under the Plan are linked to the annual performance review of our executive officers. Generally, awards to directors, executive officers and other employees are all reviewed and approved at the same time. Additional awards are granted during the year for new employees, including executive officers, should they join our Company during the year, but after the annual grants have been issued.

In 2007, awards for directors and our Chief Executive Officer were made at the same time as the stock option awards for our other executive officers.

Accounting and Tax Considerations

Our issuance of options to purchase shares of our common stock and restricted shares of our common stock has been impacted by the implementation of Statement of Financial Accounting Standard No. 123R, “Share-Based Payment,” referred to as SFAS No. 123R in this document, which we adopted in the first quarter of 2006. Under this accounting standard, we are required to value unvested stock options, from both prior and current years, under the fair value method and expense those amounts in the income statement over the stock option’s remaining vesting period. During 2007, we recorded $985,000 in stock compensation expense under SFAS No. 123R.

We have structured our compensation program to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended. Under Section 162(m), our tax deduction for compensation paid to certain executive officers is limited to $1.0 million in any tax year, unless the compensation is performance based. We do not have any executive officers who earned non-performance based compensation that would limit our tax deduction under section 162(m).

Summary Compensation Table

The following table sets forth information relating to all compensation awarded to, earned by or paid to our principal executive officer, principal financial officer and three most highly compensated officers, collectively referred to as the named executive officers in this document, for services rendered in all capacities to us and our subsidiary during the fiscal year ended December 31, 2007 and 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (3)	Options Awards ($) (7)	All Other Compensation ($)		Total ($)
Michael E. Golden Director, President and Chief Executive Officer of our Company and Chairman, President and Chief Executive Officer of Sun American Bank (1)	2006 2007	$275,000 350,000	$100,000 94,000	$524,500 261,500	$231,250 177,000	$48,996 21,996	(4)	$1,179,746 904,496
Robert L. Nichols Chief Financial Officer of our Company and President of the Executive Committee and Chief Financial Officer of Sun American Bank	2006 2007	180,000 210,000	53,000 26,437	—	92,500 88,500	6,000 9,000	(5)	331,500 333,937
Robert K. Garrett Executive Vice President and Chief Lending Officer of Sun American Bank	2006 2007	120,000 150,000	24,500 15,125	—	48,100 53,100	4,500 6,600	(5)	197,100 224,825
William T. Ross Executive Vice President, Sales and Service of Sun American Bank	2006 2007	120,000 130,000	28,100 13,125	—	55,500 35,400	5,600 6,000	(5)	209,200 184,525
Alfredo Barreiro Chief Operating Officer of our Company and Executive Vice President and Chief Operating Officer of Sun American Bank	2007	130,000	13,125	—	35,400	3,000	(5)	181,525
Hugo A. Castro Director and Secretary of our Company and Director and Managing Director of Sun American Bank (1) (2)	2006	190,000	20,000	—	92,500	20,600	(6)	323,100

———————

(1)

In 2007, Mr. Golden did not receive any compensation for serving on our board of directors. Michael E. Golden, our director, President and Chief Executive Officer, and Hugo A. Castro, our former director and Secretary, did not receive any compensation during fiscal 2006 for serving on our board of directors.

(2)

Mr. Castro resigned as director and Secretary of our Company and as director and Managing Director of Sun American Bank in January 2007. Mr. Castro was no longer a named executive officer in 2007.

(3)

Mr. Golden was awarded 20,000 shares of restricted stock under the Plan, which was granted for service to be performed during the 2007 fiscal year. In 2006, the amount represents two grants of 20,000 shares of restricted stock each in accordance with the terms of the Plan.

(4)

In 2007, this includes $11,196 in life insurance premiums paid by us and a car allowance of $10,800. In 2006, this includes $11,196 in life insurance premiums paid by us and a $27,000 contribution by us towards the upgrade of a country club membership. The remaining amount of $10,800 represents a car allowance.

(5)

The amount represents a car allowance.

(6)

In 2006, this amount includes $9,800 in life insurance premiums paid by us. The remaining amount of $10,800 represents a car allowance.

(7)

On January 3, 2008, options to purchase shares of our common stock were granted to our executive officers under the Plan, which were granted for service to be performed during the 2008 fiscal year and, as a result, are not reflected in the table above. Mr. Golden, Mr. Nichols, Mr. Garrett, Mr. Ross and Mr. Barreiro were granted options to purchase 90,000, 30,000, 18,000, 12,000 and 12,000 shares of our common stock respectively.

Elements of compensation for our named executive officers include salary, bonus, restricted shares of our common stock, options to purchase shares of our common stock and other perquisites, such as the payment of life insurance premiums, car allowances and country club memberships, as applicable. We do not have a pension plan and do not pay non-equity incentive plan based compensation and do not offer nonqualified deferred compensation arrangements. As a result, columns related to these items have been deleted from the table above. Our executive compensation program and the elements thereof and reasons therefore are more fully discussed in the Compensation Discussion and Analysis above.

Grants of Plan–Based Awards in Fiscal Year 2007

The following table sets forth information regarding grants of plan-based equity awards granted to our named executive officers during 2007.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
Michael E. Golden	1/17/2007 1/17/2007	20,000	40,000	$13.08	$261,500 177,000
Robert L. Nichols	1/17/2007	—	20,000	13.08	88,500
Robert K. Garret	1/17/2007	—	12,000	13.08	53,100
William T. Ross	1/17/2007	—	8,000	13.08	34,500
Alfredo Barreiro	1/17/2007	—	8,000	13.08	34,500

We did not pay non-equity incentive plan based compensation and did not set thresholds or targets related to any equity incentive plan based awards for restricted shares of our common stock and options to purchase shares of our common stock granted during the 2007 fiscal year. As a result, columns related to these items have been deleted from the table above.

Option Exercises and Stock Vested in Fiscal Year 2007

The following table includes certain information with respect to shares of restricted stock, previously granted, that vested during the 2007 fiscal year.

Name and Principal Position	Number of Shares Acquired on Vesting	Value Realized on Vesting
Michael E. Golden	8,000	$104,400

None of our named executive officers exercised any options to purchase shares of our common stock during the 2007 fiscal year, and no named executive officer, other than Mr. Golden, has been granted restricted stock. As a result, other named executive officers and columns related to this item have been deleted from the table above.

Outstanding Equity Awards at Fiscal 2007 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers at December 31, 2007.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
	Exercisable (1)	Unexercisable (1)

Michael E. Golden	7,600 60,000 56,000 10,000 —	— — — 40,000 40,000	$5.88 6.58 10.63 13.35 13.08	07/23/2013 08/16/2014 07/20/2015 04/18/2016 01/17/2017	52,000	$193,960

Robert L. Nichols	18,000 4,000 4,000 —	12,000 6,000 16,000	6.58 10.63 13.30 13.08	08/16/2014 07/20/2015 03/14/2016 01/17/2017	—	—

Robert K. Garret	6,000 1,600 1,600 5,600 2,080 —	— — 400 8,400 8,320 12,000	5.88 5.88 6.58 10.63 13.30 13.08	04/04/2012 07/23/2013 08/16/2014 07/20/2015 03/14/2016 01/17/2017	—	—

Alfredo Barreiro	6,400 7,200 3,200 2,400 —	— 4,800 4,800 9,600 8,000	5.88 6.88 10.63 13.30 13.08	07/23/2013 08/16/2014 07/20/2015 03/14/2016 01/17/2017	—	—

William T. Ross	4,800 2,400 —	7,200 9,600 8,000	10.63 13.30 13.08	07/20/2015 03/14/2016 01/17/2017	—	—

———————

(1)

All unexercisable options vest at the rate of 20% per year on the first of January of the calendar year following the year in which the options were granted. By way of example, 20% of all options granted during the 2007 fiscal year vested on January 1, 2008.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS
AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Employment Agreement with Michael Golden

On March 6, 2008, we and Sun American Bank entered into an Employment Agreement with Michael Golden, our director, President and Chief Executive Officer and Chairman, President and Chief Executive Officer of Sun American Bank. In these capacities, Mr. Golden is responsible for overseeing and managing our and Sun American Bank’s day-to-day business, operations and strategy and reports directly to the board of directors. The Employment Agreement replaces the former Employment Agreement dated January 17, 2007 by and among us, Sun American Bank and Mr. Golden.

Mr. Golden is employed for an initial term of one year commencing on January 1, 2008 and ending December 31, 2008. The agreement will be extended automatically each year on the anniversary date of the initial term for an additional one year term unless either party provides written notice at least 30 days prior to the end of the extended term.

During the initial term, Mr. Golden will receive an annual base salary of $350,000 and quarterly performance bonuses of $31,250. The Compensation Committee of the board of directors will pay Mr. Golden the performance bonuses if we and Sun American Bank meet, or, in the discretion of the Compensation Committee, substantially meet, certain established financial goals based upon our approved 2008 budget. To the extent a performance goal is not met in a particular quarter, the Compensation Committee can pay Mr. Golden the missed quarterly bonus as part of the following quarter’s bonus if the performance goal is met by the end of the following quarter. By way of example, if a performance goal is not met in the first quarter, but is met by the end of the second quarter, Mr. Golden’s second quarter bonus will include the missed bonus for the first quarter and he will receive a $62,500 bonus. An additional bonus may be paid to Mr. Golden if certain financial goals are exceeded. The amount of such bonus, if any, will be determined, on a discretionary basis, by the Compensation Committee. As part of his annual compensation package, on January 3, 2008, the Compensation Committee approved the issuance of options to purchase 90,000 shares of our common stock to Mr. Golden.

Mr. Golden is also entitled to a $900 per month car allowance, participation in the insurance, health and medical benefits that are generally made available to our senior executives, payment of the premium on the life insurance policy payable to his beneficiaries, 4 weeks of vacation, reimbursement of necessary and reasonable expenses incurred or paid by him in connection with the performance of his duties, and such other benefits as may be provided to our other senior executives, including participation in our 401(k) plan and stock option plans.

We also agreed to indemnify Mr. Golden against all claims, actions, suits, proceedings, liabilities, damages, fines, costs and expenses that he may incur in connection with the performance of his duties. During the employment term and for a period of 3 years thereafter, we will maintain directors’ and officers’ liability insurance coverage on behalf of Mr. Golden at whatever amount of coverage we deem reasonable.

We agreed to cause Mr. Golden to be nominated to be elected as a director to the board of directors each time his term as a director is set to expire.

The agreement provides that Mr. Golden cannot, anywhere in the United States, directly or indirectly: (i) acquire, or own in any manner, any interest in any entity that engages in our or Sun American Bank’s business, referred to as the Business in this document, or that engages in any business, activity or enterprise that competes with any aspect of the Business; or (ii) be interested in, or otherwise participate in the management or operation of, any entity that engages in any business, activity or enterprise that competes with any aspect of the Business. Mr. Golden can serve as an officer or director of any entity or business enterprise, or otherwise participate in educational, welfare, social, religious and civic organizations, provided that he does not serve as a director or officer of any entity or business enterprise that engages in a business that competes directly with the Business. Mr. Golden is permitted to make investments in the securities of any entity or business enterprise, provided that he cannot make any investments in the securities of any entity or business enterprise that engages in a business that competes directly with the Business.

If, during the Employment Term or for a period of twelve (12) months following the Employment Term, the Company (i) consummates a merger, consolidation, sale of all or substantially all of its assets, or enters into a business combination whereby, following such transaction, the Company is not the surviving corporation or (ii)

enters into a transaction or series of transactions with a person, group or entity resulting in the acquisition of fifty percent (50%) or more of the then outstanding shares of Common Stock (or any other securities with voting rights attached thereto), then simultaneously with the consummation of any event set forth in this Section 3(c), (a "Triggering Event"), the Company shall pay to the Executive a bonus in cash in an amount equal to the greater of (i) the maximum amount that can be paid to the Executive without being considered an “Excess Parachute Payment” under Section 280G of the Internal Revenue Code of 1986, as amended, or (ii) two percent (2%) of the total Consideration paid, received or contributed by or to the Company in connection with such Triggering Event (the "Sale Bonus"), If any Sale Bonus paid to the Executive hereunder is determined to be an "Excess Parachute Payment" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the Company shall pay the Executive a sum equal to fifty percent (50%) of an additional amount such that (x) the excess of all Excess Parachute Payments (including any payments under this Section 3(c)) over the sum of excise tax thereon under Section 4999 of the Code and income tax thereon under subtitle A of the Code and under applicable state law is equal to (y) the excess of all Excess Parachute Payments (excluding payments under this sentence) over income tax thereon under Subtitle A of the Code and under applicable state law. The above determination shall be made without regard to interest and penalties for failure to pay or underpayment of taxes. For purposes of this Section 3(c), "Consideration" shall mean (i) any cash and the "fair market value" (as determined by an independent investment bank of national reputation or as otherwise agreed to in writing by the Company and the Executive) of any securities or other property, paid or payable at the time of the consummation of the relevant Triggering Event or committed to be paid in the future, (ii) the aggregate dollar amount of all indebtedness of the Company (including guarantees of indebtedness of the Company or a third party) assumed, recapitalized or restructured at the time of, or in connection with, the consummation of the relevant Triggering Event, and (iii) any other contingent amounts.

In the event of Mr. Golden’s death, the agreement automatically terminates and in the event of his incapacity, the agreement may be terminated by us upon written notice. In either event, we will pay to Mr. Golden, his estate, or his legal representative, as applicable,: (i) the base salary owing through the date of death, plus the base salary for the remaining term of the agreement and an additional one year term; (ii) the performance bonus; and (iii) any business expenses that were properly reimbursable to him through the date of termination. Assuming the agreement had been terminated effective December 31, 2007 (and assuming that Mr. Golden’s agreement dated March 6, 2008, had been in effect on December 31, 2007), Mr. Golden would have received a payment of $950,000 less withholding for applicable taxes and any other amounts generally withheld from compensation for salaried employees.

We can terminate Mr. Golden’s employment at any time for “cause,” as defined below, upon written notice. In the event Mr. Golden’s employment is terminated by us for cause or he voluntarily terminates his employment prior to the end of the employment term upon 90 days’ prior written notice, we will pay to him: (i) the base salary owing through the date of termination; (ii) any accrued, but unpaid, performance bonus; and (iii) any business expenses that were properly reimbursable to him through the date of termination. “Cause” is defined in the agreement to include: (i) the material breach by Mr. Golden of any of the material terms or provisions of the agreement; (ii) the willful misconduct of Mr. Golden in connection with the performance of his material duties or his willful refusal to perform all or any portion of his material duties and responsibilities; or (iii) fraud, criminal conduct, material dishonestly or breach of trust or embezzlement by Mr. Golden.

We can terminate Mr. Golden’s employment without cause at any time upon 30 days’ prior written notice. In such event, the agreement requires us to pay to Mr. Golden, in accordance with our regular payroll policy: (i) the base salary owing through the date of termination, plus the base salary for the remaining term of the agreement and an additional one year term, referred to as the severance period in this document; (ii) the performance bonus; (iii) any business expenses that were properly reimbursable to him through the date of termination; and (iv) during the severance period, the health and medical insurance and other benefits that were provided to him prior to termination. In addition, any stock options granted by us to Mr. Golden that have not vested or are not exercisable on the date of termination will automatically vest and become immediately exercisable. Assuming the agreement had been terminated effective December 31, 2007 (and assuming that Mr. Golden’s agreement dated March 6, 2008, had been in effect on December 31, 2007), Mr. Golden would have received a payment of $950,000 less withholding for applicable taxes and any other amounts generally withheld from compensation for salaried employees. In addition, 152,000 unvested stock options previously granted to Mr. Golden would have vested at that time, the value of which would be $468,450 valued under the fair value method. Further, company paid health and medical insurance and benefits would be $65,592. Therefore, the full payment to Mr. Golden would have been $1,484,402.

Mr. Golden can terminate his employment for “good reason,” as defined below, upon notice to us within 30 days after he has actual knowledge of the event providing such good reason and we fail to cure the event within 30 days following the notice. If Mr. Golden terminates his employment for good reason, it will have the same effect and afford him the same rights and benefits as if we terminated his employment without cause. “Good reason” means the occurrence of any of the following events: (i) Mr. Golden is not retained as our Chief Executive Officer even if he is allowed to continue in our employ; (ii) we materially reduce his duties and responsibilities; (iii) he is removed from his position as a member of our board of directors for any reason other than in connection with his termination for cause; or (iv) we fail to perform or observe any of our material obligations to him under the agreement, including, without limitation, by failing to provide or cause the provision of, any compensation or benefits that we are obligated to provide.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Christine Golden, the former spouse of Mr. Golden, our director, President and Chief Executive Officer, was the sole owner of the issued and outstanding shares of Franklin National Financial Holding, LLC, which was the parent company of Franklin National Financial Group, LLC, referred to as the Franklin Group in this document, a registered securities broker-dealer. Franklin Group was a placement agent for one of our private placements in 2005. In connection with the private placement, Franklin Group received $639,600, consisting of $487,250 of sales commission and $152,350 of non-accountable expense allowance. Franklin Group also received warrants to purchase 58,668 shares of common stock at an exercise price of $10.63 per share.

Brett Golden, the son of Mr. Golden, our director, President and Chief Executive Officer, is the majority owner of Colonial Capital Partners LLC, referred to as Colonial in this document, which was a placement agent for our private placements in 2005. In connection with the private placements, Colonial received $2,064,618, consisting of $1,513,348 of sales commission and $551,270 of non-accountable expense allowance. Red Tiger Holdings LLC, which is solely owned by Brett Golden, owns warrants to purchase 200,160 shares of common stock at an exercise price of $10.00 per share.

In March 2005, Sun American Bank extended two lines of credit to business entities affiliated with Stephen Perrone, our director and a director of Sun American Bank, in the aggregate principal amount of approximately $5.9 million. The lines of credit are secured by real estate. At December 31, 2007, the amount outstanding under the lines of credit was approximately $5.8 million, which amount does not exceed the appraised value of the real estate securing the lines of credit, and the loans were considered performing in accordance with their terms.

On March 30, 2005, Sun American Bank provided a loan to Leonard Marinello, our director and a director of Sun American Bank, in the aggregate principal amount of $200,000. The loan was repaid in full by Mr. Marinello on October 19, 2005.

On April 18, 2005, Sun American Bank provided a loan to Dr. Nelson Famadas, our director and a director of Sun American Bank, in the aggregate principal amount of $800,000. The loan was secured by real estate and repaid in full by Dr. Famadas on June 3, 2005.

On October 3, 2005, Sun American Bank provided a bridge loan of up to $500,000 to Robert Nichols, our Chief Financial Officer. The bridge loan was unsecured, had a term of 90 days and an interest rate equal to the prime rate. The bridge loan was repaid in full by Mr. Nichols on December 29, 2005.

On November 15, 2005, Sun American Bank provided a consumer loan in the amount of $150,000 to Michael Golden, our director, President and Chief Executive Officer and director, President and Chief Executive Officer of Sun American Bank. The consumer loan was unsecured, had a term of six months and an interest rate equal to the prime rate. The consumer loan was repaid in full by Mr. Golden on December 23, 2005.

On January 1, 2006, Sun American Bank extended a loan to a business entity that is affiliated with Alberto Valle, our director and a director of Sun American Bank, in the aggregate principal amount of $520,000. The loan was secured by real estate. The loan was repaid in full by the business entity on March 10, 2006.

On March 8, 2006, Sun American Bank extended two lines of credit to business entities affiliated with Alberto Valle, our director and a director of Sun American Bank, in the aggregate principal amount of approximately $1.1 million. The lines of credit are secured by real estate. At December 31, 2006, the amount outstanding under the lines of credit was approximately $1.1 million, which amount does not exceed the appraised value of the real estate securing the lines of credit, and the loans were considered performing in accordance with their terms.

We believe that each of the loans discussed above was provided in the ordinary course of the consumer credit business of Sun American Bank and is on the same terms and conditions as loans made by it to unrelated third parties. In addition, we believe that such loans did not involve more than the normal risk of collectibility or present other unfavorable features. All loans to officers and directors are made in accordance with Regulation O, under the same terms available to the general public without preferential treatment.

On October 31, 2005, Sun American Bank employed Ron Golden, the brother of Mr. Golden, our director, President and Chief Executive officer, as Vice President, Construction Lending. In 2007, Ron Golden received a base salary of $105,000, an annual performance bonus of $6,000 and a car allowance of $7,200.

Our Board of Directors reviews and approves all transactions with related parties prior to the consummation of the transaction. Each transaction is reviewed to determine that a related party transaction is entered into by us with the related party on an “arms length” basis, or pursuant to normal competitive negotiation. The Board of Directors has not adopted formal written policies or procedures for consideration of related party transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC, initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. We believe that each filing required to be made pursuant to Section 16(a) was timely filed by our executive officers and directors and the beneficial owners of more than 10% of our common stock, except that, Mr. Marinello filed one Form 4 late reflecting one transaction. In making the foregoing statements, we have relied solely upon copies of the reports received by us and certain written representations.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL #1.

PROPOSAL 2 – APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED 2005 STOCK
OPTION AND STOCK INCENTIVE PLAN

Subject to stockholder approval at the annual meeting, our board of directors adopted amendments to the Plan. to: (i) increase the number of shares reserved for issuance under the Plan from 1,600,000 to 2,000,000; and (ii) increase from 1,200,000 to 1,500,000 the number of shares issuable upon the exercise of Incentive Stock Options, collectively referred to as the Plan Amendments in this proxy statement; On April 16, 2008, the board of directors approved these Plan Amendments.

The reason for seeking stockholder approval of the Plan Amendments described in this Proposal 2 is to satisfy requirements of the Internal Revenue Code (the “Code”), which require stockholder approval for certain amendments to a plan pursuant to which Incentive Stock Options (as defined below) may be granted and for the Plan to satisfy one of the conditions of Section 162(m) of the Code applicable to performance-based compensation. In addition, stockholder approval of this Proposal 2 is required to comply with NASDAQ Marketplace Rule 4350(i)(1)-(A) which requires stockholder approval to materially amend a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees or consultants.

Required Vote

In accordance with Delaware Law and NASDAQ Marketplace Rule 4350(i)(6), this Proposal 2 must be approved by a majority of the total shares entitled to vote and present , either in person or by proxy, at the annual meeting.

Reasons for the Plan Amendments and Restatement of the Plan

The Plan was initially approved by our board of directors on September 21, 2005 and by our stockholders on December 16, 2005. Our stockholders approved amendments to the Plan on December 27, 2006. The Plan Amendments were approved by our board of directors on April 16, 2008. The purpose of the Plan is to promote our and our stockholders’ long term interests by providing a means for attracting and retaining officers, directors, other key employees, consultants and/or advisors to us by providing for awards in the form of options to purchase our common stock and shares of restricted stock.

Our board of directors believes that we and our stockholders benefit significantly from having our officers, directors, other key employees, consultants and/or advisors receive awards of restricted stock or options to purchase common stock, and that the opportunity thus afforded such persons to acquire common stock is an essential element of an effective management incentive program. Our board of directors also believes that options, particularly Incentive Stock Options, are valuable in attracting and retaining highly qualified personnel and in providing additional motivation to such personnel to use their best efforts on behalf of us and our stockholders. As of the record date, options to purchase 1,247,560 shares of our common stock and 54,400 shares of restricted stock were granted and outstanding under the Plan. Of the options to purchase 1,247,560 shares of our common stock granted and outstanding under the Plan, 771,640 are in the form of Incentive Stock Options. Our board of directors believes it is in our and our stockholders’ best interest to continue to utilize equity-based compensation to attract and retain officers, directors, other key employees, consultants and/or advisors to us through the grant of awards under the Plan. Thus, our board of directors believes it is in our and our stockholders’ best interest to: (i) increase the number of shares reserved for issuance under the Plan from 1,600,000 to 2,000,000; and (ii) increase the number of shares to be issued upon the exercise of Incentive Stock Options from 1,200,000 to 1,500,000.

Grants of Options to Certain Persons

The following table sets forth options that have been granted under all Stock Option and Stock Incentive Plans to each of the named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group and all employees (including all current officers who are not executive officers) as a group, as of April 25, 2008:

Name	Number of Shares Underlying Stock Incentive Plan Options
Michael E. Golden, President, Chief Executive Officer, and Class III Director Nominee	303,600
Robert Nichols, Chief Financial Officer and Secretary	110,000
Leonard F. Marinello, Class I Director	131,220
Michael F. Rosinus, Class I Director	70,000
Stephen L. Perrone, Class II Director	130,980
Nelson Famadas, Class II Director	132,020
James F. Partridge, Class III Director Nominee	131,040
Alberto Valle, Class III Director Nominee	131,820
Executive Group, including Chief Executive Officer and Chief Financial Officer	580,000
Non-Executive Director Group	727,080
Non-Executive Officer Employee Group	619,469

Since its inception, no options or awards have been granted under any stock option and stock incentive plans to any other nominee for election as director or any associate of any director, nominee or executive officer except that stock options to purchase 25,000 shares of common stock have been issued to Brett Golden, son of Mr. Golden who is our Chief Executive Officer, President, Class III Director and nominee for Director. Other than the individuals set forth in the table above, no current employees have received more than 5% of the total amount of options granted under any stock option and stock incentive plans.

Appraisal Rights

Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the appraisal of the Plan amendments.

Summary of the Material Terms and Conditions of the Amended and Restated Plan

The following is a summary of the material terms and conditions of the Plan, both at present and as proposed to be amended. This summary is qualified in its entirety by reference to the complete text of the Plan, as proposed to be amended, which is attached hereto as Appendix A. Stockholders are urged to read the text of the Plan in its entirety.

Eligibility

All officers, directors and other key employees of and consultants and/or advisors to us and to any present or future parent or subsidiary corporation are eligible to receive options or awards of restricted stock under the Plan. As of the record date, approximately 32 officers, 6 non-employee directors, 81 other employees and 13 consultants and/or advisors were eligible to participate in the Plan.

Awards under the Plan

Awards made pursuant to the Plan may be in the form of options or grants of shares of restricted stock. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options. An Incentive Stock Option is an option that satisfies all of the requirements of Section 422 of the Code and the regulations thereunder, and a Non-Qualified Stock Option is an option that either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. Unless the context otherwise requires, the term “option” includes both Incentive Stock Options and Non-Qualified Stock Options. The Committee, as defined below, may also grant awards of restricted stock entitling the participant to receive a stated number shares of common stock, which awards may be subject to restrictions or forfeiture for a period of time as stipulated by the board of directors or the Committee, as applicable. The dollar value of awards of restricted stock granted under the Plan shall be based upon the fair market value of common stock on the date of grant.

Administration

The Plan shall be administered by our board of directors or a Compensation Committee appointed by our board of directors. Pursuant to the terms of the Plan, the Compensation Committee must consist of a minimum of two and a maximum of five members of the board of directors, each of whom shall be a “Non-Employee Director” within the meaning of Exchange Act Rule 16b-3(b)(3) or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option or restricted stock award from being considered granted under the Plan. References to the term “Committee” under this Proposal 2 refer to either our board of directors or a Compensation Committee comprised of Non-Employee Directors. Under the Plan, the Committee has the right to adopt such rules for the conduct of its business and the administration of the Plan as it considers desirable. The Committee has the right to construe the Plan, and the options or awards of restricted stock issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Plan and the options or awards of restricted stock issued pursuant to it.

Common Stock Subject to the Plan

Pursuant to the present terms of the Plan, 1,600,000 shares of common stock were reserved for issuance upon the exercise of options or awards of restricted stock granted under the Plan. Up to 1,200,000 shares of common stock may be issued upon the exercise of Incentive Stock Options. If the Plan Amendments are approved, 2,000,000 shares of common stock will be reserved for issuance upon the exercise of options or awards of restricted stock granted under the Plan and up to 1,500,000 shares of common stock may be issued upon the exercise of Incentive Stock Options. As of April 25, 2008, the closing price of the common stock was $4.03 per share, as listed on the NASDAQ Global Market.

Limitation on Maximum Number of Options Awarded

The Plan provides that the maximum number of options or restricted stock that may be awarded to any single participant under the Plan shall be no more than an amount equal to 20% of the shares authorized for issuance for awards to outside directors and shall be no more than is equal to 60% of the shares authorized for issuance for awards to officers, key employees, consultants or advisors. The purpose of this limitation is to enable awards of options made pursuant to the Plan to comply with one of the conditions of Section 162(m) of the Code, which limits the annual deductibility of compensation paid to our “named executive officers,” as that term is defined in Item 402(a)(3) of Regulation S-K, unless it is performance based.

Exercise Price of Options/Payment of Exercise Price

The exercise price for options issued under the Plan shall be at least equal to the fair market value of the common stock on the date of grant of the option. The exercise price of an option may be paid in cash or the delivery of already owned shares of our common stock having a fair market value equal to the exercise price, or a combination thereof.

Our board of directors has interpreted the provision of the Plan that allows payment of the exercise price in our common stock to permit the “pyramiding” of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of common stock, and immediately thereafter effect further exercises of the option, using the common stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the exercise price by using a single share of common stock or a small number of shares of common stock and to acquire a number of shares of common stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option.

Special Provisions for Incentive Stock Options

The maximum aggregate fair market value of the shares of common stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no Incentive Stock Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of our stock, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Stock Option on the date of the grant and such Incentive Stock Option expires not later than five years from the date of grant. No Incentive Stock Option granted under the Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, any Incentive Stock Option granted under the Plan is exercisable only during the lifetime of an optionee, and is exercisable only by such optionee. Awards of Non-Qualified Stock Options are not subject to these special limitations.

Exercisability and Expiration of Options

Except as otherwise provided by the Committee in the agreement evidencing the grant of options, all options granted under the Plan shall vest at the rate of one-fifth of the initial award per year beginning on January 1st of the calendar year following the calendar year in which the options were granted. The expiration date of an option is also determined by the Committee at the time of grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option.

All unexercised options of our officers and key employees terminate three months following the date on which the officer’s or key employee’s employment with us terminates (but not later than the scheduled option termination date), other than by reason of disability or death. An exercisable option held by an officer or key employee who dies or who ceases to be employed by us because of disability may be exercised by the officer or key employee or his representative within one year after the officer or key employee dies or becomes disabled (but not later than the scheduled option termination date).

All unexercised options of directors of and important consultants and advisors to us terminate three months following the date on which (but not later than the scheduled option termination date) the individual ceases for any reason to be a director of or important consultant or advisor to us, whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting agreement, and regardless of whether the failure to continue as a director or consultant or advisor was for cause or without cause or otherwise.

Upon a change in control, as defined below, all stock option awards may become fully vested and fully exercisable to the extent not already exercised by the individual. Notwithstanding the forgoing, in the event of a sale or proposed sale of the majority of the stock or assets of the Company or a proposed Change in Control, the Committee may, upon thirty (30) days written notice, terminate any outstanding stock options; provided, however, the individual may exercise any vested stock options prior to such termination. Change in control is a change within a twelve month period in the holders of more than fifty percent (50%) or any other change in control as determined by the Committee.

Vesting of Awards of Restricted Stock

Unless otherwise provided by the Committee in the agreement evidencing the award of restricted stock, all restricted stock awarded under the Plan shall have a restricted period of five years and such restrictions shall lapse at a rate of one-fifth of the initial award per year beginning on January 1st of the calendar year following the calendar year in which the restricted stock was granted. Under the terms of the Plan, the Committee may also establish an additional time period during which the participant must hold the vested shares prior to resale. During the restricted period, if any, the participant shall have the right to vote the shares subject to the award.

All unvested awards of officers, directors and key employees of and important consultants and advisors to us terminate immediately upon termination of the officer’s or key employee’s employment or the director’s directorship or the consultant’s consultancy with or the advisor’s services to us, other than by reason of disability or death. If the officer or key employee participant ceases to be employed by or the director ceases to be a director of or the consultant ceases to be a consultant of or the advisor ceases to be an advisor of us because of death or disability, any unvested awards will immediately vest. Additionally, unless the Committee shall otherwise provide, if the officer’s or key employee’s employment or the director’s directorship or the consultant’s consultancy with or the advisor’s service to us is involuntarily terminated for any reason, except for cause, during an 18 month period after a change in control of us, the shares of common stock subject to the participant’s award will fully vest and no longer be subject to the restrictions under the Plan. A change in control includes a change within a 12 month period in holders of more than 50% of our outstanding voting stock or any other events deemed to be a change in control by the Committee.

The Committee has the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to restricted shares, or to remove any or all of such restrictions, whenever it may determine such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

If the individual is involuntarily terminated, other than for cause, within eighteen (18) months following a change in control, as defined above, the restriction period shall lapse upon such termination and all shares shall be fully vested in the individual.

Expiration of the Plan

Unless terminated earlier by the board of directors, the Plan will remain in effect until all awards granted under the Plan have been satisfied by the issuance of shares provided that no new options or restricted stock awards may be granted under such Plan more than ten years from the date the Plan was originally adopted by the board of directors.

Adjustments

The aggregate number of shares that may be issued under the Plan and the number and kind of shares subject to options and the exercise price of such shares shall be appropriately adjusted in the event of any change in the outstanding shares of Sun American Bancorp common stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.

Transferability

Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to the Plan shall be transferable other than by will or the laws of descent and distribution.

Except as otherwise provided by the rules and regulations of the SEC, the Plan provides that the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any “family member” of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

During the restricted period, no award of restricted stock nor any right of interest of a participant in such award set forth in the restricted stock agreement evidencing any award under the Plan may be assigned, encumbered or transferred except, in the event of death, by will or the laws of descent and distribution.

Amendments

The board of directors may amend or supplement the Plan, including the forms of option or restricted stock agreement, in any way, or suspend or terminate the Plan, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the board of directors; provided, however, that such action shall not affect options or restricted stock granted under the Plan prior to the actual date on which such action occurred. If an amendment of or supplement to the Plan is required by the Code or the regulations thereunder to be approved by our stockholders in order to permit the granting of Incentive Stock Options pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by our stockholders in such manner as is prescribed by the Code and the regulations thereunder. If the board of directors voluntarily submits a proposed amendment, supplement, suspension or termination for stockholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for stockholder approval.

United States Federal Income Tax Consequences of the Plan

THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE AMENDED AND RESTATED PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Stock Option (see, however, discussion of alternative minimum tax below) granted pursuant to the Plan. If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of: (i) two years from the date the option was granted; and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and we will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and we will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the exercise price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his Incentive Stock Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or us on the grant of Non-Qualified Stock Options pursuant to the Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the exercise price of the shares. We will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m) of the Code) in an amount equal to such excess, provided that we comply with applicable reporting rules.

Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.

An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See “– Incentive Stock Options.” The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

In the event of a permitted transfer by gift of a Non-Qualified Stock Option, the transferor will remain taxable on the ordinary income realized as and when such Non-Qualified Stock Option is exercised by the transferee. All other tax consequences described above will be applicable to the transferee of the Non-Qualified Stock Option. A permitted transfer by gift of a Non-Qualified Stock Option may result in federal transfer taxes (gift tax) to the transferor at such time as the option is transferred, as well as such later time or times as the Non-Qualified Stock Option vests, if not fully vested on the date of the initial transfer.

Restricted Stock Awards. The grant of restricted shares will not, by itself, result in the recognition of taxable income to the participant nor entitle us to a deduction at the time of such grant.

Holders of restricted shares will recognize ordinary income on the date that the restricted shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. A holder of restricted shares, including a Section 16 insider, may generally elect under Section 83(b) of the Code to recognize ordinary income in the amount of the fair market value of the restricted shares on the date of the grant of the restricted shares. The election under Section 83(b) must be made by the participant holding restricted shares within 30 days of the grant of the restricted shares. Provided that we meet our federal reporting obligations with respect to the restricted shares, and subject to the limitations of Section 162(m) of the Code, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the holder. Holders of restricted shares will also recognize ordinary income equal to any dividend or dividend-equivalent payments when such payments are received. If the holder of the restricted shares makes a Section 83(b) election and subsequently forfeits the restricted shares, the holder will not be entitled to a deduction for the amount previously included as income.

Limitation of Our Deduction. Section 162(m) of the Code will generally limit our federal income tax deduction for compensation paid in any year to our Chief Executive Officer and our four highest paid executive officers to $1.0 million, to the extent that such excess compensation is not “performance based.” Under Treasury regulations, a stock option will, in general, qualify as “performance based” compensation if it: (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant; (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon; and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m) of the Code). If a stock option to an executive referred to above is not “performance based,” the amount that would otherwise be deductible by us in respect of such stock option will be disallowed to the extent that the executive’s aggregate non-performance based compensation paid in the relevant year exceeds $1.0 million. For purposes of Section 162(m) of the Code, compensation in the form of restricted stock awards issued under the Incentive Plan is not considered “performance based” compensation.

Impact of Section 409A. Section 409A of the Code applies to deferred compensation, unless the compensation is both deferred and vested prior to January 1, 2005. The final regulations issued with respect to Section 409A indicate that incentive stock options, non-qualified stock options and restricted stock are exempt from Section 409A if, in the case of options, they have an exercise price that is at least equal to the fair market value of the underlying shares of common stock on the date of grant, and the exercise price is not extended beyond the original term of the grant. Accordingly, we do not expect that incentive stock options, non-qualified stock options or restricted stock issued under the Plan will be subject to Section 409A.

THE UNITED STATES FEDERAL TAX DISCUSSION CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY THE STOCKHOLDERS OR ANY OTHER PERSON FOR THE PURPOSE OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED BY THE CODE. THE FEDERAL TAX DISCUSSION CONTAINED HEREIN WAS WRITTEN TO SATISFY THE REQUIREMENTS OF SEC REGULATIONS. STOCKHOLDERS SHOULD SEEK ADVICE FROM THEIR OWN INDEPENDENT TAX ADVISORS CONCERNING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF THE ACQUISITION OF OUR OPTIONS, RESTRICTED STOCK AND COMMON STOCK BASED ON THEIR PARTICULAR CIRCUMSTANCES.

Equity Compensation Plan Information

The following table provides information as of December 31, 2007 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted–average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in (a)) (c)
Equity compensation plans approved by security holders	1,447,440	$10.61	883,224
Equity compensation plans not approved by security holders	35,429	$ 5.49	—
Total	1,482,869	$10.48	883,224

The Company has three equity compensation plans: (i) the Amended and Restated Directors Stock Option Plan; (ii) the Amended and Restated Incentive Stock Option Plan; and (iii) the Amended and Restated 2005 Stock Option and Stock Incentive Plan.

As of December 31, 2007, our stockholders approved a maximum of 400,000 shares of common stock to be issued under the Amended and Restated Directors Stock Option Plan and there were options to purchase 311,080 shares of common stock outstanding under that plan.

As of December 31, 2007, our stockholders approved a maximum of 400,000 shares of common stock to be issued under the Amended and Restated Incentive Stock Option Plan and there were options to purchase 332,480 shares of common stock outstanding under that plan.

As of December 31, 2007, our stockholders approved a maximum of 1,600,000 shares of common stock to be issued under the Amended and Restated 2005 Stock Option and Stock Incentive Plan and there were options to purchase 803,880 shares of common stock outstanding under that plan.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3 – RATIFICATION OF THE BOARD OF DIRECTOR’S DECISION TO ENGAGE CARR,
RIGGS & INGRAM, LLC AS INDEPENDENT AUDITORS FOR THE 2008 FISCAL YEAR

On March 31, 2008, the Board of Directors appointed Carr, Riggs & Ingram, LLC (“Carr”) as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

The submission of this matter for approval by stockholders is not legally required; however the board of directors believes that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the directors on an important issue of corporate governance. A majority of the total votes cast at the annual meeting, either in person or by proxy, will be required for the ratification of the appointment of the independent registered public accounting firm. If our stockholders do not ratify the selection of Carr the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee and the board of directors.

We do not expect that representatives of Carr will be present at the annual meeting in person or by teleconference. If a representative of Carr is present he or she will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

CHANGE OF INDEPENDENT AUDITORS

The firm of Crowe Chizek and Company LLC, referred to as Crowe, served as our independent public accountants since 2002 and continued to serve for the year ended December 31, 2007. On March 31, 2008, the Audit Committee and the board of directors of the Company determined we would not renew the engagement of Crowe as our independent registered public accounting firm, in consideration of the Audit Committee’s policy to review its relationship with the Company’s external auditors every five years. On that date, the Audit Committee and the board of directors decided to engage Carr to serve as the Company’s independent registered public accountants with respect to the fiscal year ending December 31, 2008. The engagement of Carr was finalized on April 2, 2008. During the Company’s two most recent fiscal years and the subsequent period prior to the Company’s engagement of Carr, the Company did not consult with Carr regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

During each of the fiscal years ended December 31, 2006 and December 31, 2007 and the subsequent interim period from January 1, 2008 through the Company’s notice to Crowe of its non-renewal on March 31, 2008: (i) there were no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Crowe, would have caused it to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no “reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K). In addition, Crowe’s reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

Audit Fees

The aggregate fees billed by Crowe for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2007 and for the reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q for such fiscal year were approximately $230,000. The aggregate fees billed by Crowe for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2006 and for the reviews of the interim financial statements included in our Quarterly Reports on Form 10-QSB for such fiscal year were approximately $123,700.

Audit-Related Fees

The aggregate fees billed by Crowe for professional services rendered for assurance and related services for the fiscal years ended December 31, 2007 and 2006 were $20,600 and $12,500, respectively. These fees related to services performed by Crowe in connection with providing its consent to include, or incorporate by reference, our annual financial statements in filings with the SEC, including registration statements and proxy statements.

Tax Fees

The aggregate fees billed by Crowe for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2007 and 2006 were $39,300 and $16,650, respectively. Tax services included federal and state tax reviews and consulting services.

All Other Fees

The aggregate fees billed by Crowe for professional services rendered, other than the services described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” for the fiscal years ended December 31, 2007 and 2006 were $42,425 and $98,975, respectively. The fees in 2007 and 2006 relate to services performed by Crowe in connection with our acquisition of Beach Bank and Independent Community Bank.

The Audit Committee of the board of directors approves in advance all services to be performed by the independent public accountants. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Chairman of the Audit Committee whose action shall be considered to be that of the entire Committee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 3.

STOCKHOLDER PROPOSALS

The deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2009 annual meeting of stockholders, referred to as the 2009 meeting in this proxy statement, will be January 8, 2009. As to all such proposals which we do not have notice on or prior to March 31, 2009, discretionary authority shall be granted to the persons designated in our proxy related to the 2009 meeting to vote on such proposals. In addition, the Rule 14a-8 requirements applicable to inclusion of stockholder proposals in our proxy materials related to the 2009 meeting require that a stockholder proposal regarding the 2009 meeting must be submitted to us at our office located at 9293 Glades Road, Boca Raton, Florida 33434, attn: Michael E. Golden, President and Chief Executive Officer, by January 8, 2009 to receive consideration for inclusion in our proxy materials for the 2009 meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

ANNUAL REPORT

THIS PROXY STATEMENT IS ACCOMPANIED BY OUR 2007 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007. EACH PERSON SOLICITED UNDER THIS PROXY STATEMENT CAN OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, EXCEPT FOR THE EXHIBITS TO SUCH REPORT, BY SENDING A WRITTEN REQUEST TO SUN AMERICAN BANCORP, 9293 GLADES ROAD, BOCA RATON, FLORIDA 33434, ATTENTION: SECRETARY. WE WILL FURNISH ANY EXHIBIT TO SUCH REPORT UPON REQUEST AND UPON THE PAYMENT OF A REASONABLE FEE EQUAL TO OUR REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT.

By Order of the Board of Directors,

Michael E. Golden
President and Chief Executive Officer

Boca Raton, Florida
May 15, 2008

APPENDIX A

SUN AMERICAN BANCORP

AMENDED AND RESTATED 2005 STOCK OPTION

AND STOCK INCENTIVE PLAN

1.

Purpose of Plan

The purpose of this Amended and Restated Amended and Restated 2005 Stock Option and Stock Incentive Plan (the “Plan”) is to provide additional incentive to officers and directors of, and other key employees of and important consultants and/or advisors to, Sun American Bancorp (the “Company”), and each present or future parent or subsidiary corporation of the Company (“Affiliates”), by encouraging them to invest in shares of the Company’s common stock (the “Common Stock”) and providing for awards in the form of options to purchase Common Stock and restricted shares of Common Stock (collectively, “Awards”) in order to promote a proprietary interest in the Company and an increased personal interest in the Company’s continued success and progress.

2.

Aggregate Number of Shares

A maximum of 2,000,000 shares of Common Stock may be issued under this Plan either in the form of restricted shares or upon the exercise of options issued pursuant to the Plan subject to the restrictions described below. Up to 1,500,000 shares of Common Stock may be issued upon the exercise of Incentive Stock Options (as defined in Section 5(a) of the Plan).

Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (as defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of Common Stock, as well as unissued shares, may be used to grant Awards under this Plan. Common Stock subject to options which have terminated unexercised, either in whole or in part, and restricted shares which are forfeited prior to vesting shall be available for future grants under this Plan.

3.

Class of Persons Eligible to Receive Awards

All officers, directors and key employees of and important consultants and/or advisors to the Company and of or to any present or future Company parent or subsidiary corporation are eligible to receive Awards under this Plan. The individuals who shall, in fact, receive Awards shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof, and are referred to herein as participants. No outside director may receive Awards under this Plan which in the aggregate equal more than 20% of the total number of shares of Common Stock authorized for issuance under this Plan and no officer, employee or consultant may receive Awards under this Plan which in the aggregate equal more than 60% of the total number of shares of common stock authorized for issuance under this Plan.

4.

Administration of Plan

(a)

This Plan shall be administered either by the Company’s Board of Directors or a Compensation Committee appointed by the Company’s Board of Directors. The Compensation Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an Award from being considered granted under this Plan. The term “Committee,” as used herein, shall refer to either the Company’s Board of Directors or such Compensation Committee, depending upon who is administering the Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The Committee shall further have full and complete authority, subject to the provisions of the Plan, to grant restricted shares and, in addition to the terms and conditions contained in Sections 6 and 9 hereof, to provide such other terms and conditions (which need not be identical among participants) with respect to such restricted shares and the lapsing of restrictions thereon, as the Committee shall determine in its sole discretion. The dollar value of restricted shares granted under the Plan shall be calculated based upon the fair market value of the Common Stock on the date of the grant as such term is defined in Section 5(a) of the Plan.

(b)

The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the Awards granted pursuant thereto, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Awards granted pursuant thereto, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

5.

Incentive Stock Options and Non-Qualified Stock Options

(a)

Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An “Incentive Stock Option” is an option which satisfies all of the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder, and a “Non-Qualified Stock Option” is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Common Stock on the date of the grant of the option. Options shall be granted at an option price equal to at least 100% of the fair market value (as defined below) of the common stock on the date of the grant of the option. The fair market value of the Common Stock on any particular date shall mean the closing price of a share of the Common Stock on any stock exchange on which such stock is then listed or admitted to trading, including but not limited to the American Stock Exchange, the NASDAQ Stock Market or any other exchange, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the American Stock Exchange, NASDAQ Stock Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

(b)

Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Except as otherwise provided by the Committee in the agreement evidencing the grant of Incentive Stock Options, all Incentive Stock Options granted under the Plan shall vest at a rate of one-fifth (1/5) of the initial award per year over a period of five (5) years, commencing on January 1st of the calendar year following the calendar year in which the Incentive Stock Options were granted. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the regulations thereunder. Subject to the restrictions set forth in Section 2 hereof, each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an “Incentive Stock Option” as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

(c)

Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Except as otherwise provided by the Committee in the agreement evidencing the grant of Non-Qualified Stock Options, all Non-Qualified Stock Options granted under the Plan shall vest at a rate of one-fifth (1/5) of the initial award per year over a period of five (5) years, commencing on January 1st of the calendar year following the calendar year in which the Non-Qualified Stock Options were granted. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants and/or advisors pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

(d)

Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an “Incentive Stock Option;” or (iii) any option granted pursuant to Section 5(c) hereof is an “Incentive Stock Option.”

(e)

Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any “family member” of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

6.

Restricted Shares

(a)

At the time of an award of restricted shares, in addition to any other terms and conditions the Committee shall provide, the Committee shall establish for each participant a period of time during which restricted shares granted under the Plan are subject to forfeiture by the participant if the conditions established by the Committee, if any, are not met or upon the expiration of which the restricted shares shall vest and no longer be subject to restriction (the “Restricted Period”). Unless otherwise provided by the Committee in the agreement evidencing the award of restricted shares, all restricted shares shall have a Restricted Period of five (5) years and such restrictions shall lapse at a rate of one-fifth (1/5) of the initial award per year, commencing on January 1st of the calendar year following the calendar year in which the restricted shares were granted. Restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (d) and (f) of this Section 6 and Section 9 hereof, the participant as owner of such restricted shares shall have all the rights of a shareholder, including the right to vote the shares.

(b)

Except as provided in paragraph (i) of this Section 6, if a participant ceases to maintain Continuous Service for any reason (other than death or disability), all restricted shares theretofore awarded to such participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 6 shall upon such termination of Continuous Service be forfeited and returned to the Company. If a participant ceases to maintain Continuous Service by reason of death or disability, restricted shares then still subject to restrictions imposed by paragraph (a) of this Section 6 will be free of those restrictions. “Continuous Service,” as used herein, means the absence of any interruption or termination of service as an officer, director or employee of or consultant to the Company or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any Affiliate or in the case of transfers between payroll locations of the Company, or between the Company, or its subsidiaries.

(c)

The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to restricted shares, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

(d)

Each certificate in respect of restricted shares awarded under the Plan shall be registered in the name of the participant and deposited by the participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) restricted legend (the “Restricted Legend”):

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Amended and Restated 2005 Stock Option and Stock Incentive Plan of Sun American Bancorp. Copies of such Plan are on file in the office of the Secretary of Sun American Bancorp, 9293 Glades Road, Boca Raton, Florida 33434.

(e)

At the time of any award of restricted shares, the participant shall enter into an agreement with the Company in a form attached hereto as Appendix IV, as modified by the Committee, agreeing to the terms and conditions of the restricted shares and such other matters as the Committee, in its sole discretion, shall determine (the “Restricted Stock Agreement”).

(f)

The payment to a participant of cash dividends declared or paid on such restricted shares by the Company shall be deferred until the lapsing of any restrictions imposed under paragraph (a) of this Section 6. Such deferred dividends shall be held by the Company for the account of the participant. In such event, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 6 or upon death or disability of the participant.

(g)

At the expiration of the Restricted Period, if any, imposed by paragraph (a) of this Section 6, the Company shall redeliver to the participant (or where the relevant provision of paragraph (b) of this Section 6 applies in the case of a deceased participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (d) of this Section 6 and the shares represented by such certificate(s) shall be free of the Restricted Legend referred to in paragraph (d) of this Section 6. Notwithstanding the foregoing, the Securities Legend described in paragraph (g) of Section 9 shall continue to be included on all certificates as long as registration has not occurred.

(h)

During the Restricted Period, no Award nor any right of interest of a participant in such Award set forth in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a participant, by will or the laws of descent and distribution.

(i)

The Committee may provide in the Restricted Stock Agreement if the Continuous Service of any participant (as defined in Section 6) is involuntarily terminated for whatever reason, except for cause, as defined by the Committee, at any time within a specified period after a change in control, unless the Committee shall otherwise provide, any Restricted Period with respect to restricted shares shall lapse upon such termination and all restricted shares shall become fully vested in the participant.

(j)

Upon the termination of any Restricted Period with respect to restricted shares (or at any such earlier time, if any, that an election is made by the participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company may withhold from any payment or distribution made under this Plan sufficient shares or may withhold from the participant’s compensation or require to be paid by participant sufficient cash to cover any applicable withholding and employment taxes. The Company shall have the right to deduct from all dividends paid with respect to restricted shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any participant with respect to the form, timing or method of any such tax withholding.

7.

Amendment, Supplement, Suspension and Termination

Awards shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan was originally adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan, including the forms of option or restricted stock agreement attached hereto, in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect Awards granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of “Incentive Stock Options” (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

8.

Effectiveness of Plan

This Plan shall become effective on the date of its adoption by the Company’s Board of Directors, subject however to approval by the holders of the Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained. No grants of restricted shares may be made under the Plan prior to the receipt of shareholder approval.

9.

General Conditions

(a)

Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

(b)

Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

(c)

Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

(d)

The terms “parent corporation” and “subsidiary corporation” as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

(e)

References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(f)

The use of the masculine pronoun shall include the feminine gender whenever appropriate.

(g)

To the extent restricted shares or Common Stock issued upon the exercise of options granted pursuant to the Plan have not been registered under the federal and state securities laws or an exemption is otherwise unavailable, the certificates for Common Stock to be issued pursuant to the Plan shall bear the following securities legend (the “Securities Legend”):

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

(h)

Each of the events specified in the following clauses (i) and (ii) of this subsection (h) shall be deemed a “change in control”: (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or (ii) any other events deemed to constitute a “change in control” by the Committee.

(i)

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to options and the option price of such shares shall be appropriately adjusted and outstanding Awards shall be treated like all other outstanding shares of Common Stock. Any shares of stock or other securities received, as a result of any of the foregoing adjustment by the Committee or as part of an adjustment provided to shareholders in general, by a participant with respect to restricted shares shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 5 hereof.

Adopted by the Board of Directors this 21st day of September 2005.

Amended by the Board of Directors this 20th day of September, 2006.

Amended by the Board of Directors this 16th day of April, 2008.

APPENDIX I

INCENTIVE STOCK OPTION

To:
Name

Address:

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of Sun American Bancorp (the “Company”) at a price of $____________ per share pursuant to the Company’s Amended and Restated 2005 Stock Option and Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after __________ for up to __% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested
%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”) This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.

In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.

Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b). The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise, and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an “Incentive Stock Option,” this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

SUN AMERICAN BANCORP

By:
Name:
Title:

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS

AND OTHER KEY EMPLOYEES

To:
Name

Address:

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of Sun American Bancorp (the “Company”) at a price of $_______ per share pursuant to the Company’s Amended and Restated 2005 Stock Option and Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after ________ for up to ___% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested
%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”). This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.

In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.

Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b). The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

Except for transfers to ___________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

SUN AMERICAN BANCORP

By:
Name:
Title:

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR OUTSIDE DIRECTORS

AND IMPORTANT CONSULTANTS AND/OR ADVISORS

To:
Name

Address:

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of Sun American Bancorp (the “Company”), at a price of $_______ per share pursuant to the Company’s Amended and Restated 2005 Stock Option and Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after ______ for up to __% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested
%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant. This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”). This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances. No fractional shares shall be issued or delivered.

In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1.

A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.

Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b). The use of the so-called “attestation procedure” to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become (a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

Except for transfers to __________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)

Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)

Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)

During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)

Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)

The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)

The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

SUN AMERICAN BANCORP

By:
Name:
Title:

APPENDIX IV

RESTRICTED STOCK AGREEMENT

RS No.

An Award of Restricted Stock is hereby awarded on ___________, 20__ (the “Award Date”) by Sun American Bancorp (the “Company”), to ___________________ (the “Grantee”), in accordance with the following terms and conditions and the conditions contained in the Company’s Amended and Restated 2005 Stock Option and Stock Incentive Plan (the “Plan”):

1.

Share Award. The Company hereby awards the Grantee ___________ shares (the “Shares”) of common stock of the Company (the “Common Stock”) pursuant to the Plan, as the same may from time to time be amended, and upon the terms and conditions and subject to the restrictions therein and hereinafter set forth. A copy of the Plan as currently in effect is incorporated herein by reference and is attached hereto.

2.

Restrictions on Transfer and Restricted Period. During the period (the “Restricted Period”) commencing on the Award Date and terminating on _________________, 20__, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Grantee, except as hereinafter provided.

Except as set forth below, the Restricted Period with respect to the Shares will lapse at a rate of ___% of the initial award for every ____ months of Continuous Service (as defined in the Plan) completed since the Award Date according to the following schedule: _______________. Subject to the restrictions set forth in the Plan, the Committee referred to in Section 4 of the Plan or its successor (the “Committee”) shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares thereto, or to remove any or all of such restriction, whenever the Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.

3.

Termination of Service. Except as provided in Section 9 below, if the Grantee ceases to maintain “Continuous Service” (as defined in the Plan) for any reason other than death or disability, all Shares which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 2 above shall upon such termination of Continuous Service be forfeited to the Company. If the Grantee ceases to maintain “Continuous Service” (as defined in the Plan) by reason of death or disability, the Shares then still subject to restrictions imposed by Section 2 will be free of those restrictions and shall not be forfeited.

4.

Certificates for the Shares. The Company shall issue a certificate (or certificates) in the name of the Grantee with respect to the Shares, and shall hold such certificate (or certificates) on deposit for the account of the Grantee until the expiration of the Restricted Period with respect to the Shares represented thereby. Such certificate (or certificates) shall bear the following restricted legend (the “Restricted Legend”):

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Amended and Restated 2005 Stock Option and Stock Incentive Plan of Sun American Bancorp Copies of such Plan are on file in the office of the Secretary of Sun American Bancorp, 9293 Glades Road, Boca Raton, Florida 33434.

The Grantee further agrees that simultaneously with the execution of the Agreement, the Grantee shall execute stock powers in favor of the Company with respect to the Shares and that the Grantee shall promptly deliver such stock powers to the Company.

The following two paragraphs shall be applicable if, on the Award Date, the Common Stock subject to such Award has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

The Grantee hereby agrees, warrants and represents that Grantee is acquiring the Common Stock to be issued pursuant to this Agreement for Grantee’s own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Grantee further agrees that Grantee will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of

1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Grantee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

The certificates for Common Stock to be issued pursuant to this Agreement shall bear the following securities legend (the “Securities Legend”):

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The Securities Legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

5.

Grantee’s Rights. Except as otherwise provided herein, the Grantee, as owner of the Shares, shall have all rights of a shareholder. During any Restricted Period, the Grantee shall be entitled to vote such Shares as to which the Restricted Period has not yet lapsed or expired (the “Restricted Shares”) in Grantee’s sole discretion, at any annual and special meetings of the shareholders of the Company and at any continuations and adjournments of such meetings, upon any matters coming before such meetings or adjournments.

6.

Cash Dividends. Cash dividends, if any, paid on the Restricted Shares shall be held by the Company for the account of the Grantee and paid to the Grantee upon the expiration of the Restricted Period or upon the death or disability of the Grantee. All such withheld dividends shall earn interest at an annual rate determined by the Committee.

7.

Expiration of Restricted Period. Upon the lapse or expiration of the Restricted Period with respect to any portion of the Shares, the Company shall deliver to the Grantee (or in the case of a deceased Grantee, to Grantee’s legal representative) the certificate in respect of such Shares and the related stock powers held by the Company pursuant to Section 4 above. The Shares as to which the Restricted Period shall have lapsed or expired shall be free of the restrictions referred to in Section 2 above and such certificate shall not bear the Restricted Legend provided for in Section 4 above. Notwithstanding the foregoing, the Securities Legend described in Section 4 shall continue to be included on the certificates as long as registration has not occurred.

8.

Adjustments for Changes in Capitalization of the Company. In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Company or in the shares of Common Stock, the number and class of Shares covered by this Agreement shall be appropriately adjusted by the Committee in the same manner as other outstanding shares are adjusted.  Any shares of Common Stock or other securities received, as a result of the foregoing, by the Grantee with respect to Shares subject to the restrictions contained in Section 2 above also shall be subject to such restrictions and the certificate or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 4 above.

9.

Change in Control. If the “Continuous Service” (as defined in the Plan) of the Grantee is involuntarily terminated for whatever reason, other than for cause (as defined by the Committee), at any time within 18 months of a “change in control” (as defined in the Plan), the Restricted Period with respect to all Shares shall lapse upon such termination and all Shares shall become fully vested in the Grantee.

10.

Delivery and Registration of Shares of Common Stock. The Company’s obligation to deliver Shares hereunder shall be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities legislation or regulation. Any representation regarding investment intent shall become inoperative upon the registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities regulation.

The Company shall not be required to deliver any Shares under the Plan prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

11.

Plan and Plan Interpretations as Controlling. The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations by the Committee shall be binding and conclusive upon the Grantee or Grantee’s legal representatives with regard to any question arising hereunder or under the Plan.

12.

Grantee Service. Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee’s service as an officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services of the Grantee.

13.

Withholding and Social Security Taxes. Upon the termination of any Restricted Period with respect to any Shares (or any such earlier time, if any, that an election is made under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Company shall have the right to withhold from the Grantee’s compensation an amount sufficient to fulfill its or its Affiliate’s obligations for any applicable withholding and employment taxes. Alternatively, the Company may require the Grantee to pay the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld. The Company shall withhold from any cash dividends paid on the Restricted Stock an amount sufficient to cover taxes owed as a result of the dividend payment. The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Company, subject to applicable federal, state and local laws.

14.

Tax Consequences. Grantee has reviewed with Grantee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Grantee is relying solely on such advisors and not on any statements or representations of Company or any of its agents. Grantee understands that Grantee (and not Company) shall be responsible for Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Grantee understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes (as ordinary income) the fair market value of the Shares as of the date any “restrictions” on the Shares lapse. To the extent that a grant hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), with respect to officers, directors and 10% shareholders, a “restriction” on the Shares includes for these purposes the period after the grant of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act. Alternatively, Grantee understands that Grantee may elect to be taxed at the time the Shares are granted rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant.

GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION AVAILABLE TO GRANTEE UNDER SECTION 83(B) OF THE CODE, EVEN IF GRANTEE REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON GRANTEE’S BEHALF.

15.

Arbitration. Any dispute or disagreement between Grantee and the Company with respect to any portion of this Agreement or its validity, construction, meaning, performance or Grantee’s rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) or its successor, as amended from time to time by a sole arbitrator. However, prior to submission to arbitration Grantee agrees to attempt to resolve any disputes or disagreements with the Company over this Agreement amicably and informally, in good faith, for a period not to exceed 14 days. Thereafter, the dispute or disagreement will be submitted to arbitration. The arbitrator shall be independent and impartial, mutually acceptable to the parties and appointed by AAA. The arbitration shall be held in Philadelphia, Pennsylvania or such other location as the parties may agree. At any time prior to a decision from the sole arbitrator being rendered, Grantee and the Company may resolve the dispute by settlement. The Grantee and the Company shall equally share the arbitrator’s fee and the costs charged by the AAA or its successor, but Grantee and the Company shall otherwise be solely responsible for their own respective counsel fees and expenses. The decision of the sole arbitrator shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on Grantee and the Company. Further, neither Grantee nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the Award and may be enforced as such in accordance with the provisions of the Award.

16.

Amendment/Choice of Law. This Agreement constitutes the entire understanding between the Company and the Grantee with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This Agreement and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

17.

Grantee Acceptance. The Grantee shall signify Grantee’s acceptance of the terms and conditions of this Agreement by signing in the space provided below and signing the attached stock powers and returning a signed copy of this Agreement and the original attached stock powers to the Company. IF A FULLY EXECUTED COPY HEREOF AND THE ATTACHED STOCK POWERS HAVE NOT BEEN RECEIVED BY THE COMPANY, THE COMPANY HAS THE RIGHT TO REVOKE THIS AWARD, AND AVOID ALL OBLIGATIONS UNDER THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this RESTRICTED STOCK AGREEMENT to be executed as of the date first above written.

SUN AMERICAN BANCORP

By:
Name:
Title:

REVOCABLE PROXY

SUN AMERICAN BANCORP
Annual Meeting of Stockholders – June 18, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Michael E. Golden and Robert L. Nichols and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders (the “Annual Meeting”) of Sun American Bancorp (the “Company”) to be held at the Company’s bank operations center located at 7300 Corporate Center Drive, Miami, Florida 33126, on Wednesday, June 18, 2008 at 9:00 a.m., E.D.T., and at any postponement or adjournment thereof, and to vote all of the shares of common stock, par value $.025 per share (the “Common Stock”), of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as indicated on the reverse side of this proxy card.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR (1) THE ELECTION OF THE EACH OF THE CLASS III DIRECTORS; (2) THE APPROVAL OF THE AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED 2005 STOCK AND STOCK INCENTIVE PLAN; AND (3) RATIFICATION OF THE BOARD OF DIRECTORS’ DECISION TO ENGAGE CARR, RIGGS & INGRAM, LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY’S PROXY STATEMENT.

(Continued and to be signed on reverse side)

The Board of Directors recommends a VOTE “FOR” the proposals listed below.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.

To elect three Class III directors, to each serve for a three year term, and until his respective successor is duly elected and qualified, as more fully described in the accompanying proxy statement.

NOMINEES:
☐ FOR ALL NOMINEES	¡ Michael E. Golden ¡ James F. Partridge ¡ Alberto I. Valle

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.

To approve amendments to our Amended and Restated 2005 Stock Option and Stock Incentive Plan to (i) increase the aggregate number of shares reserved for issuance under the plan from 1,600,000 to 2,000,000, and (ii) to increase from 1,200,000 to 1,500,000 the number of shares reserved under the plan for grants of incentive stock options.

☐ FOR

☐ AGAINST

☐ ABSTAIN

3.

To ratify the Board of Directors’ decision to engage Carr, Riggs & Ingram, LLC as independent auditors of the Company for the 2008 fiscal year.

☐ FOR

☐ AGAINST

☐ ABSTAIN

4.

In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Should the undersigned be present and choose to vote at the Annual Meeting or at any postponement or adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement relating thereto, and the 2007 Annual Report to Stockholders.

DATE:__________________________________, 2008
Please Date this Proxy

Signature(s)

NOTE:  Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE

ANNUAL MEETING OF STOCKHOLDERS OF

SUN AMERICAN BANCORP

June 18, 2008

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.